UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number         811-21680

                        Virtus Total Return Fund

(Exact name of registrant as specified in charter)

101 Munson Street

                             Greenfield, MA 01301-9668

(Address of principal executive offices) (Zip code)

William Renahan, Esq.

Vice President, Chief Legal Officer and Secretary for Registrant

100 Pearl Street

                        Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (866) 270-7788

Date of fiscal year end:  December 31

Date of reporting period:   December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

Virtus Total Return Fund

Not FDIC Insured No Bank Guarantee May Lose Value	December 31, 2013

MESSAGE TO SHAREHOLDERS

Dear Virtus Total Return Shareholder:

I am pleased to share with you the manager’s report for the Virtus Total Return Fund for the fiscal year ended December 31, 2013. The report includes commentary from the fund’s co-portfolio managers, Duff & Phelps Investment Management and Newfleet Asset Management, on how the markets and their respective equity and fixed income portions of the portfolio performed for the period.

For the twelve months ended December 31, 2013, the fund’s NAV gained 15.02%, including $0.21 in reinvested distributions. During the same period, the fund’s benchmark, a composite index consisting of 60% MSCI World Infrastructure Sector Capped Index (net) and 40% Barclays U.S.

Aggregate Bond Index, added 10.55%, including reinvested dividends. Performance for the composite’s underlying indices over this period included a gain of 19.51% for the MSCI World Infrastructure Sector Capped Index (net) and a loss of 2.02% for the Barclays U.S. Aggregate Bond Index.

I would like to welcome new investors to the fund and thank all of our shareholders for entrusting your assets to us. Should you have questions or require support, the Virtus customer service team is ready to assist you at 1-866-270-7788 or through the closed-end fund section of our website, www.virtus.com.

Sincerely,

George R. Aylward

President and Trustee

Virtus Total Return Fund

February 2014

This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown above.

VIRTUS TOTAL RETURN FUND

DECEMBER 31, 2013 (Unaudited)

MANAGERS DISCUSSION OF FUND PERFORMANCE

About the Fund:

The Virtus Total Return Fund (NYSE: DCA), (the “Fund”) is invested in a balance of approximately 60% equity and 40% fixed income. The Fund’s investment objective is total return, consisting of both capital appreciation and current income. There is no guarantee that the Fund will achieve its objective.

The use of leverage enables the Fund to borrow at short-term rates and invest at higher yields on its investments. As of December 31, 2013, the Fund’s leverage consisted of $50.5 million of debt, which represented about 27% of the Fund’s total assets.

Manager Comments – Duff & Phelps Investment Management (DPIM)

The equity allocation of the Fund invests globally in owners/operators of infrastructure in the communications, utility, energy, and transportation industries. DPIM manages the equity portion, utilizing its global infrastructure strategy that leverages the company’s in-depth fundamental research expertise in income-producing securities.

How did the equity markets perform during the fiscal year 2013?

The year 2013 was both record setting for U.S. stocks and generally a strong year for stock markets across developed economies. U.S. stocks, as well as Japanese and European stocks, were propelled by waves of stimulus injected into financial markets by global central bankers carrying out accommodative monetary policies. Additionally, a continually improving U.S. economy and economic turnarounds in many of Europe’s recession-plagued countries contributed to investor enthusiasm.

“Abenomics,” Japan’s series of aggressive economic policies, drove the Nikkei up over 55% in 2013. The tremendous performance resulted from a combination of monetary easing and fiscal stimulus from the

Bank of Japan. The goal was to boost economic growth and weaken the yen (an 18% depreciation versus the U.S. dollar) in an attempt to increase exports.

Less robust, but still positive, stock market performances were posted by Australia and Canada. The commodity-sensitive economies of both countries were impacted by weak natural resource prices. In response, the Reserve Bank of Australia lowered interest rates during the year, while the Bank of Canada maintained historically low rate levels.

In the U.S., the stock market advanced despite several potential obstacles over the course of the year, including higher taxes, the federal government shutdown, threat of a government default, sequester-related budget cuts, and the Federal Reserve’s (the “Fed”) initial shot across the bow of quantitative easing. Markets retreated in May/June when the Fed first signaled a potential tapering of its monthly bond purchasing program. However, markets quickly recovered and continued the climb upwards. U.S. stocks actually surged in December when the Fed eventually disclosed a modest pace of tapering, combined with an extended period of near-zero interest rates as long as inflation remains in check.

What factors affected the performance of the Fund’s equity portfolio during the fiscal year 2013?

Although the Fund’s equity portfolio posted double-digit returns for 2013, it was outpaced by the broader markets as investors played more offense than defense. Our strategy lagged behind broader markets over the course of the year and was particularly impacted by the Fed’s initial talk of tapering in May as investors pulled away from interest rate-sensitive sectors. Performance bounced back in the third quarter, but continued to lag broader markets through the remainder of the year.

The Fund’s equity portion also underperformed its benchmark during 2013.

VIRTUS TOTAL RETURN FUND

DECEMBER 31, 2013 (Unaudited)

MANAGERS DISCUSSION OF FUND PERFORMANCE (Continued)

The underperformance was due to several factors, the largest of which was a significant underweight in Japan, given the strong appreciation of Japanese stocks. For example, Softbank, a low-yielding telecommunications company which we did not own, appreciated 143% during the year. Because of its material presence in the benchmark, Softbank was the Fund’s biggest detractor on the equity side. Another significant detractor was the large overweight in tower companies. Despite strong fundamental performance throughout the year, the tower stocks underperformed primarily due to concerns around rising interest rates. Performance versus the benchmark was also negatively impacted by the social services sector, an area in which we do not invest. Hospital owner HCA, which is the largest benchmark component of the social services sector, returned 58% for the year.

What is your outlook for the equity markets and the essential services sectors in which the Fund invests?

As we enter 2014, we are sticking to our core investment principles, and have not substantially changed the Fund’s equity investments. We remain largely underweight Japan due to low yields and lack of management commitments to shareholders. We continue to consider social services companies as inappropriate for inclusion within the portfolio, given investment characteristics that don’t meet the Fund’s objectives. In terms of European utilities and communications, we maintain a significant underweight in light of weak underlying fundamentals and continuing concerns on the political/regulatory front.

We did make some minor year-end adjustments, modestly reducing our weightings in both communications and utilities and putting more assets to work in the energy sector. We start the new year with overweights in transportation and energy, and underweights in communications and utilities. We believe this is appropriate given the underlying company fundamentals and where we are in the business cycle.

Our outlook on the four global essential services sectors in which the Fund invests:

Underweight Communications: Our overall cautious view on the communications sector remains, with the biggest underweight being the integrated telecommunication companies. Although European telecom stocks have been buoyed by M&A talk and the possibility of improved regulation, fundamental trends continue to be difficult. In the U.S., concerns about increased wireless competition are weighing on these stocks, but so far fundamentals have shown stability with good cash flow generation supporting solid dividends. Despite underperformance in 2013, we remain overweight tower and satellite companies as their revenue growth profiles and high margins provide for attractive long-term investment opportunities.

Underweight Utilities: We have not changed our stance on utilities and are maintaining a slightly underweight position. However, we do have material regional preferences within the sector. The Fund’s equity portion is overweight U.S.-regulated utilities as we remain positive on most state regulatory environments. The utility sector underweight primarily stems from an avoidance of both Japanese and European utilities. We dislike Japan because of the low dividend yields and the general lack of shareholder commitment by company managements. European utilities have been mostly avoided over the past two to three years due to high levels of political and regulatory pressure. Recently, there have even been problems in the U.K., which had been considered a bastion of safety amidst a region marred in uncertainty and risk. As a result, we have reduced our U.K. utility exposure.

Overweight Energy: We recently increased the overweight in energy as we continue to be positive toward opportunities presented by shale oil and gas drilling activities in North America. Demand for the infrastructure that is required to move

VIRTUS TOTAL RETURN FUND

DECEMBER 31, 2013 (Unaudited)

MANAGERS DISCUSSION OF FUND PERFORMANCE (Continued)

products from the wellhead to the consumer continues to grow. We have expanded our energy holdings, and the Fund is well positioned in companies that are involved in gathering, processing, storage, long-haul pipelines, and logistics in both the U.S. and Canada.

Overweight Transportation: Our longtime transportation overweight continues. The sector posted another year of strong performance in 2013, and the underlying fundamentals remain attractive as we enter 2014. Importantly, the brunt of the European recessionary impact has been taken, and we expect that traffic demand may have turned the corner in most European countries.

Manager Comments – Newfleet Asset Management (Newfleet)

The Fund’s fixed income allocation seeks to generate high current income and total return, capitalizing on opportunities across undervalued sectors of the bond market. Newfleet manages the fixed income portion, leveraging the knowledge and skills of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management for portfolio construction, avoiding interest rate bets and remaining duration neutral.

How did the fixed income markets perform during 2013?

Most spread sectors (the non-governmental sectors of the fixed income markets) outperformed U.S. Treasuries during the fiscal year as the overall economic picture was supportive of spread sectors. Spread sectors were also supported by an overall improvement in the U.S. macroeconomic environment, positive credit fundamentals, and continued demand for spread product.

Still, there were periods of volatility within fixed income markets as headwinds continue to exist. Various factors during the year contributed to periods of weakness, including the uncertainty surrounding the impact of the fiscal cliff, as well as the effects of subsequent tax increases and sequestration budget cuts. Despite resolution of these issues, uncertainty remains over the impact of the Fed’s tapering of bond purchases (the beginning of the end of quantitative easing), which was announced at the end of the fiscal year; the looming U.S. debt ceiling debate; the effect higher interest rates could have on the housing recovery; and overall global growth concerns.

Yields were higher across the U.S. Treasury curve in 2013, with the curve steepening between 2- and 10-year Treasuries, and flattening between 10- and 30-year Treasuries. The largest rise in yields was in the 7- to 10-year section of the curve.

What factors affected the performance of the Fund’s fixed income portfolio during the period?

The outperformance of most fixed income spread sectors relative to U.S. Treasuries was the key driver of the Fund’s fixed income portfolio’s outperformance for 2013. In terms of sectors, the Fund’s allocation to corporate high-yield securities and high-yield bank loans, residential mortgage-backed securities, and asset-backed securities were positive contributors to performance. The Fund’s allocation to non-U.S. dollar securities detracted the most from performance.

Corporate high-yield and high-yield bank loans benefited from a combination of factors, including solid fundamentals, shorter duration, low interest rate sensitivity, low defaults, and relative yield advantage to other fixed income sectors. Bank loan technicals were particularly strong, supported by heavy flows into mutual funds, strong CLO (collateralized loan obligation) formation, and a thin forward calendar for new issues.

An overweight to residential mortgage-backed securities also contributed, as

VIRTUS TOTAL RETURN FUND

DECEMBER 31, 2013 (Unaudited)

MANAGERS DISCUSSION OF FUND PERFORMANCE (Continued)

demand stemming from the need to reinvest pay-downs and limited new supply, combined with improving housing metrics, short duration, and firm credit fundamentals, were cause for outperformance.

The Fund’s allocation to the asset-backed security sector also had a favorable role in performance, as positive fundamentals and a strong technical backdrop within the sector translated into outperformance for subordinate and one-off product.

The U.S. dollar was strong during 2013. Weaker global economic data, commodity prices, and the prospect (and eventual announcement in December) that the Fed would soon begin tapering asset purchases, triggered increased flows into the U.S. dollar and away from G-10 and commodity countries, causing underperformance in the non-U.S. dollar sector.

What is your outlook for fixed income markets?

The overall economic picture remains supportive of fixed income spread sectors as expectations for economic growth remain positive in the U.S., but subdued enough to likely keep inflation at low levels and the Fed from raising short-term interest rates in the immediate future.

We continue to be constructive on spread sectors, with a focus on credits with sound balance sheets, liquidity, and consistent free cash flow. Credit fundamentals remain positive in sectors such as corporate high yield and bank loans. With their strong fundamentals, spread sectors continue to offer attractive valuations and good investment opportunities to investors searching for yield. Although we remain positive on spread sectors, headwinds still exist. The impact of Fed tapering is uncertain, unemployment remains elevated, the outcome of the U.S. debt ceiling debate is unknown, and the overall strength of the global economy is still in question.

Despite many market challenges, it’s important to keep in mind that situations like these create investment opportunities. Toward that end, we will maintain diversification in all of our credit-intensive sectors. We will look to be tactical with corporate credit, adding selectively on weakness, and will consider corporate alternatives such as commercial mortgage-backed securities and taxable municipals where it would be favorable to the Fund.

We are cautiously positive on the outlook for non-U.S. dollar bonds, favoring countries with favorable fundamentals and a meaningful yield advantage versus U.S. Treasury bonds. The global monetary backdrop is expected to remain accommodative going into 2014, and given record low interest rates, bodes well for the reemergence of the long-term secular trend back into higher yielding foreign currency investments. However, markets remain data dependent and volatility is likely to remain high within the sector in light of the uncertainty surrounding Fed policy and economic growth in the U.S., China, and Europe.

Given the current environment, we see the potential for the outperformance of spread sectors relative to U.S. Treasuries, as we get more clarity on the effect that the Fed’s bond tapering will have on the markets, the sustainability and strength of the U.S. economic recovery, and the slowing of global economies.

We believe the Fund is well positioned to capitalize on opportunities as they arise, and will take advantage of any weakness in sectors or individual issues that may create value.

A fund that focuses its investments in infrastructure-related companies will be more sensitive to conditions affecting their business or operations.

Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

VIRTUS TOTAL RETURN FUND

DECEMBER 31, 2013 (Unaudited)

MANAGERS DISCUSSION OF FUND PERFORMANCE (Continued)

Shares of closed-end investment companies, such as the fund, trade in the market above, at, and below net asset value. This characteristic is a risk separate and distinct from the risk that the fund’s net asset value could decline. The fund is not able to predict whether its shares will trade above, below, or at net asset value in the future.

The market price of equity securities may be affected by financial markets, industry or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities.

VIRTUS TOTAL RETURN FUND

DECEMBER 31, 2013

(Unaudited)

The following tables presents the portfolio holdings within certain sectors or countries as a percentage of total investments at December 31, 2013.

Asset Allocation

Common Stocks		58%
Utilities	19%
Energy	15
Telecommunication Services	14
All other sectors	10
Corporate Bonds and Notes		24
Financials	8
Consumer Discretionary	3
Industrials	3
All other sectors	10
Loan Agreements		5
Foreign Government Securities		3
Mortgage-Backed Securities		3
Other (includes short-term investments)		7

		100%

Country Weightings

United States (includes short-term investments)	56%
Canada	9
United Kingdom	7
Australia	3
France	3
Italy	3
Spain	2
Other	17

Total	100%

The accompanying notes are an integral part of these financial statements

VIRTUS TOTAL RETURN FUND

DECEMBER 31, 2013

(Unaudited)

KEY INVESTMENT TERMS

ADR (American Depositary Receipt)

Represents shares of non-U.S. companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Non-U.S. companies use ADRs in order to make it easier for Americans to buy their shares.

Bank of Canada (“BOC”)

The central bank of Canada, responsible for Canada’s monetary policy, bank notes, financial system, and funds management “to promote the economic and financial welfare of Canada.” that influences the country’s economy and money supply.

Barclays U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges and is not available for direct investment.

Federal Reserve (the “Fed”)

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

G-10

The Group of Ten (G-10) refers to the group of countries (Belgium, Canada, France, Italy, Japan, Netherlands, Sweden, Switzerland, United Kingdom and United States) that have agreed to participate in the General Arrangements to Borrow (GAB), a supplementary borrowing arrangement that can be invoked if the International Monetary Fund’s resources are estimated to be below member’s needs.

MSCI World Infrastructure Sector Capped Index (net)

The MSCI World Infrastructure Sector Capped Index (net) is a market capitalization weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation and social infrastructure sectors. The telecommunication infrastructure and utilities sector each represent one-third of the index weight, while energy, transportation and social infrastructure sectors have a combined weight of the remaining one-third of the index. Prior to September 1, 2008, the index allocation was 65% MSCI USA/utilities index, 20% MSCI World Telcom Services index and 15% MSCI World ex USA utilities index. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges and is not available for direct investment.

Nikkei (Nikkei 225 Stock Average)

Nikkei 225 is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange. The Nikkei is equivalent to the Dow Jones Industrial Average Index.

PIK (Payment-in-Kind)

A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

VIRTUS TOTAL RETURN FUND

DECEMBER 31, 2013

(Unaudited)

Quantitative Easing

A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

Reserve Bank of Australia (the “RBA”)

The central bank of the Australia, responsible for controlling the money supply, interest rates and credit with the goal of keeping the economy stable and the economic prosperity and welfare of the people of Australia. Governed by a nine-member board.

Sponsored ADR (American Depositary Receipt)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the NYSE.

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2013

($ reported in thousands)

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES—4.8%
Argentine Republic,
8.280%, 12/31/33	$288		$219
Bolivarian Republic of Venezuela RegS 5.750%, 2/26/16(5)	117		100
RegS 7.000%, 12/1/18(5)	65		49
RegS 12.750%, 8/23/22(5)	30		28
RegS 8.250%, 10/13/24(5)	165		117
9.375%, 1/13/34	195		146
Commonwealth of Australia Series 125 6.250%, 6/15/14	210	AUD	191
Commonwealth of Canada 2.000%, 3/1/14	570	CAD	537
Commonwealth of New Zealand Series 415, 6.000%, 4/15/15	465	NZD	396
Federative Republic of Brazil 12.500%, 1/5/22	250	BRL	118
8.500%, 1/5/24	1,000	BRL	371
Hungary 5.750%, 11/22/23	64		65
Kingdom of Morocco 144A 4.250%, 12/11/22(4)	200		185
Mongolia 144A 5.125%, 12/5/22(4)	200		169
Provincia de Neuquen 144A 7.875%, 4/26/21(4)	137		138
Republic of Colombia 12.000%, 10/22/15	215,000	COP	126
4.375%, 3/21/23	229,000	COP	105
Republic of Costa Rica 144A 4.375%, 4/30/25(4)	200		177
Republic of Croatia 144A 6.375%, 3/24/21(4)	200		209
Republic of Iceland 144A 5.875%, 5/11/22(4)	175		178
Republic of Indonesia Series FR30, 10.750%, 5/15/16	1,315,000	IDR	115
Series FR63, 5.625%, 5/15/23	905,000	IDR	61
Republic of Peru GDN,144A 7.840%, 8/12/20(4)	170	PEN	69
RegS 6.900%, 8/12/37(5)	265	PEN	93

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES (continued)
Republic of Philippines 4.950%, 1/15/21	$5,000	PHP	$120
Republic of Slovak 144A 4.375%, 5/21/22(4)	200		206
Republic of South Africa Series R206, 7.500%, 1/15/14	2,150	ZAR	205
Republic of Turkey 9.000%, 3/5/14	305	TRY	142
Republic of Uruguay 4.375%, 12/15/28(11)	2,609	UYU	124
Russian Federation 144A 7.850%, 3/10/18(4)	10,000	RUB	313
144A 4.875%, 9/16/23(4)	200		202
Series 6207 8.150%, 2/3/27	5,780	RUB	181
United Mexican States Series M, 6.000%, 6/18/15	6,795	MXN	537
Series M, 6.500%, 6/9/22	4,590	MXN	355
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $6,993)			6,347
MORTGAGE-BACKED SECURITIES—4.6%
Non-Agency—4.6%
Aventura Mall Trust 13-AVM, C, 144A 3.743%, 12/5/32(3)(4)	115		114
Bear Stearns Commercial Mortgage Securities, Inc. 06-PW14, AM 5.243%, 12/11/38	355		386
06-PW13, AM 5.582%, 9/11/41(3)	310		339
07-PW15, RAM 5.363%, 2/11/44	150		155
Countrywide Alternative Loan Trust 04-22CB, 1A1 6.000%, 10/25/34	165		168
Countrywide Home Loan Mortgage Pass-Through- Trust 05-6, 2A1 5.500%, 4/25/35	133		123

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2013

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency (continued)
Credit Suisse First Boston Mortgage Securities Corp. 04-CF2, 1M1, 144A 5.250%, 1/25/43(3)(4)	$151	$153
Extended Stay America Trust 13-ESHM, M 144A 7.625%, 12/5/19(4)	158	158
Goldman Sachs Mortgage Pass-Through- Securities Mortgage Loan Trust 06-RP1, 1A4 144A 8.500%, 1/25/36(4)	132	141
Goldman Sachs Mortgage Securities Corp. II 07-GG10, A4 5.804%, 8/10/45(3)	215	236
Hilton USA Trust 13-HLT, EFX, 144A 5.222%, 11/5/30(3)(4)	150	151
JPMorgan Chase Commercial Mortgage Securities Trust 10-CNTR, A2, 144A 4.311%, 8/5/32(4)	300	315
07-LDPX, AM 5.464%, 1/15/49(3)	160	165
JPMorgan Chase Mortgage Finance Corp. 07-A1, 10A1 2.794%, 2/25/37(3)	117	110
Lehman Brothers – UBS Commercial Mortgage Trust 07-C7, A3 5.866%, 9/15/45(3)	124	137
MASTR Alternative Loan Trust 04-4, 6A1 5.500%, 4/25/34	167	176
MASTR Reperforming Loan Trust 05-1, 1A2, 144A 6.500%, 8/25/34(4)	172	178
05-1, 1A5 144A 8.000%, 8/25/34(4)	151	157
Merrill Lynch Mortgage Investors Trust 98-C1, CTL 6.750%, 11/15/26(3)	300	322

	PAR VALUE	VALUE
Non-Agency (continued)
Morgan Stanley Capital I Trust 07-IQ14, AM 5.689%, 4/15/49(3)	$115	$119
Motel 6 Trust 12-MTLB, D, 144A 3.781%, 10/5/25(4)	170	168
Nomura Asset Acceptance Corp.
04-R1, A1, 144A 6.500%, 3/25/34(4)	185	195
04-R3, A1, 144A 6.500%, 2/25/35(4)	120	125
Residential Funding Mortgage Securities I, Inc. 05-S1, 1A2 5.500%, 2/25/35	260	259
Sequoia Mortgage Trust 12-3, A1, 144A 4.000%, 9/25/33(3)(4)	114	115
Structured Asset Securities Corp.
03-AL1, A, 144A 3.357%, 4/25/31(4)	197	193
02-AL1, A3 3.450%, 2/25/32	393	388
SunTrust Adjustable Rate Mortgage Loan Trust 07-S1, 5A1 4.295%, 1/25/37(3)	138	135
Washington Mutual Commercial Mortgage Securities Trust 06-SL1, A, 144A 4.177%, 11/23/43(3)(4)	54	54
Wells Fargo (Wachovia Bank Commercial Mortgage Trust)
07-C32, A3 5.733%, 6/15/49(3)	300	332
07-C33, A5 5.925%, 2/15/51(3)	300	337
TOTAL MORTGAGE-BACKED SECURITIES
(Identified Cost $5,912)		6,104

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2013

($ reported in thousands)

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES—1.6%
Cheesecake Restaurant Holdings, Inc. 13-1A, A2, 144A 4.474%, 3/20/43(3)(4)	$94	$94
Countrywide Asset-Backed Certificates 05-1, AF5A 5.497%, 7/25/35(3)	251	242
Fairway Outdoor Funding LLC 12-1A, A2, 144A 4.212%, 10/15/42(4)	92	92
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(3)	167	166
JPMorgan Chase Funding Trust 02-2, 1A5 6.333%, 4/25/32(3)	152	155
Miramax LLC 11-1A, A 144A 6.250%, 10/20/21(4)	140	144
New Century Home Equity Loan Trust 05-A, A4W 4.710%, 8/25/35(3)	170	167
Origen Manufactured Housing Contract Trust 04-B, M1 5.730%, 11/15/35	100	105
Residential Asset Mortgage Trust 04-RZ1, M1 4.820%, 3/25/34(3)	161	159
Santander Drive Auto Receivables Trust 11-2, C 3.280%, 6/15/16	325	332
Security National Mortgage Loan Trust 04-1A, AF3, 144A 6.420%, 6/25/32(3)(4)	193	156
Terwin Mortgage Trust 04-15AL, A1 144A 5.796%, 7/25/34(3)(4)	84	80
U-Haul S Fleet LLC 10-BT1A, 1 144A 4.899%, 10/25/17(4)	203	212
TOTAL ASSET-BACKED SECURITIES
(Identified Cost $2,093)		2,104

	PAR VALUE		VALUE
CORPORATE BONDS—33.3%
Consumer Discretionary—4.8%
Activision Blizzard, Inc. 144A 6.125%, 9/15/23(4)	$160		$167
American Axle & Manufacturing, Inc. 6.250%, 3/15/21	135		144
Arcelik AS 144A 5.000%, 4/3/23(4)	250		217
Arcos Dorados Holdings, Inc. 144A 10.250%, 7/13/16(4)	250	BRL	101
Bon-Ton Department Stores, Inc. (The) 8.000%, 6/15/21	130		132
Boyd Gaming Corp. 9.000%, 7/1/20	160		176
Brookfield Residential Properties, Inc. 144A 6.500%, 12/15/20(4)	150		156
Brookfield Residential Properties, Inc. (Brookfield Residential US Corp.) 144A 6.125%, 7/1/22(4)	65		66
Caesars Entertainment Resort Properties LLC 144A 8.000%, 10/1/20(4)	50		52
Cencosud S.A. 144A 4.875%, 1/20/23(4)	200		186
Churchill Downs, Inc. 144A 5.375%, 12/15/21(4)	180		184
Clear Channel Worldwide Holdings, Inc. Series B 7.625%, 3/15/20	260		275
Dana Holding Corp. 5.375%, 9/15/21	200		202
Hilton Worldwide Finance LLC (Hilton Worldwide Finance Corp.) 144A 5.625%, 10/15/21(4)	165		171
Hot Topic, Inc. 144A 9.250%, 6/15/21(4)	85		89
International Game Technology 7.500%, 6/15/19	120		140
Isle of Capri Casinos, Inc. 5.875%, 3/15/21	170		168

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2013

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Discretionary (continued)
Jaguar Land Rover Automotive plc 144A 4.125%, 12/15/18(4)	$70	$71
KOC Holding AS 144A 3.500%, 4/24/20(4)	200	171
Landry’s, Inc. 144A 9.375%, 5/1/20(4)	170	186
Live Nation Entertainment, Inc. 144A 7.000%, 9/1/20(4)	165	180
Meritor, Inc. 6.750%, 6/15/21	140	144
MGM Resorts International 6.750%, 10/1/20	160	172
Mohegan Tribal Gaming Authority 144A 9.750%, 9/1/21(4)	155	168
Nara Cable Funding Ltd. 144A 8.875%, 12/1/18(4)	200	216
Penn National Gaming, Inc. 144A 5.875%, 11/1/21(4)	80	79
PNK Finance Corp. 144A 6.375%, 8/1/21(4)	195	200
Rent-A-Center, Inc. 4.750%, 5/1/21	55	52
Seminole Hard Rock Entertainment, Inc. (Seminole Hard Rock International LLC) 144A 5.875%, 5/15/21(4)	50	49
Sinclair Television Group, Inc. 144A 5.375%, 4/1/21	175	173
Sirius XM Radio, Inc. 144A 4.250%, 5/15/20(4)	335	317
Six Flags Entertainment Corp. 144A 5.250%, 1/15/21(4)	175	172
Station Casinos LLC 7.500%, 3/1/21	235	251
Taylor Morrison Communities, Inc. 144A 5.250%, 4/15/21(4)	405	395
Toll Brothers Finance Corp. 4.000%, 12/31/18	195	199
6.750%, 11/1/19	130	149
Univision Communications, Inc. 144A 8.500%, 5/15/21(4)	150	166

	PAR VALUE	VALUE
Consumer Discretionary (continued)
Virgin Media Secured Finance plc 144A 5.375%, 4/15/21(4)	$200	$201

		6,337

Consumer Staples—0.6%
Alphabet Holding Co., Inc. PIK Interest Capitalization, 144A 7.750%, 11/1/17(4)(13)	15	15
Chiquita Brands International, Inc. 144A 7.875%, 2/1/21(4)	90	98
Darling Escrow Corp. 144A 5.375%, 1/15/22(4)	181	183
Flowers Foods, Inc. 4.375%, 4/1/22	155	152
Hawk Acquisition Sub, Inc. 144A 4.250%, 10/15/20(4)	200	194
Ingles Markets, Inc. 5.750%, 6/15/23	140	138

		780

Energy—4.4%
BreitBurn Energy Partners (BreitBurn Finance Corp.) 7.875%, 4/15/22	90	94
Calumet Specialty Products Partners LP (Calumet Finance Corp.) 9.625%, 8/1/20	35	39
CHC Helicopter SA 9.250%, 10/15/20	165	179
Chesapeake Energy Corp. 5.375%, 6/15/21	170	177
Compagnie Generale de Geophysique-Veritas 6.500%, 6/1/21	200	206
Ecopetrol S.A. 5.875%, 9/18/23	100	106
EPL Oil & Gas, Inc. 8.250%, 2/15/18	165	178
EV Energy Partners LP 8.000%, 4/15/19	65	66
Gazprom Neft OAO (GPN Capital SA) 144A 6.000%, 11/27/23(4)	200	203

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2013

($ reported in thousands)

	PAR VALUE	VALUE
Energy (continued)
Gazprom OAO (Gaz Capital SA) RegS 6.510%, 3/7/22(5)	$275	$295
Gulfmark Offshore, Inc. 6.375%, 3/15/22	155	157
Linn Energy LLC 6.500%, 5/15/19	155	159
Lukoil OAO International Finance BV 144A 7.250%, 11/5/19(4)	150	173
MEG Energy Corp. 144A 7.000%, 3/31/24(4)	90	91
Memorial Production Partners LP 7.625%, 5/1/21	140	145
Novatek OAO (Novatek Finance Ltd.) 144A 4.422%, 12/13/22(4)(8)	200	184
Pacific Rubiales Energy Corp. 144A 5.375%, 1/26/19(4)	150	151
Parker Drilling Co. 144A 7.500%, 8/1/20(4)	165	174
Petrobras Global Finance BV 4.375%, 5/20/23	150	133
Petroleos de Venezuela SA Series 2014 4.900%, 10/28/14	170	156
RegS 8.500%, 11/2/17(5)	715	597
Petroleos Mexicanos 6.000%, 3/5/20	360	400
Plains Exploration & Production Co. 6.875%, 2/15/23	160	179
QEP Resources, Inc. 6.875%, 3/1/21	305	329
QGOG Constellation SA 144A 6.250%, 11/9/19(4)	200	191
Rosetta Resources, Inc. 5.875%, 6/1/22	175	174
Rosneft Oil Co. (Rosneft International Finance Ltd.) 144A 4.199%, 3/6/22(4)(8)	200	183
Sabine Pass Liquefaction LLC 144A 5.625%, 2/1/21(4)	135	133

	PAR VALUE		VALUE
Energy (continued)
Targa Resources Partners LP 6.375%, 8/1/22	$169		$180
Tullow Oil plc 144A 6.000%, 11/1/20(4)	200		204
Zhaikmunai LP 144A 7.125%, 11/13/19(4)	200		210

			5,846

Financials—11.1%
Air Lease Corp. 4.750%, 3/1/20	160		166
Aircastle Ltd. 7.625%, 4/15/20	385		434
Akbank TAS 144A 7.500%, 2/5/18(4)	300	TRY	119
Alfa Bank OJSC (Alfa Bond Issuance plc) RegS 7.875%, 9/25/17(5)(8)	155		173
Allstate Corp. (The) 5.750%, 8/15/53(3)(6)	230		232
ALROSA Finance S.A. 144A 7.750%, 11/3/20(4)	200		223
Avis Budget Car Rental LLC 5.500%, 4/1/23	195		190
Banco ABC Brasil S.A. 144A 7.875%, 4/8/20(4)	155		154
Banco Bilbao Vizcaya Argentaria Bancomer S.A. 144A 6.500%, 3/10/21(4)	260		274
Banco Bradesco S.A. 144A 5.900%, 1/16/21(4)	195		195
Banco de Credito del Peru 144A 4.250%, 4/1/23(4)	160		148
Banco do Brasil S.A. 144A 5.375%, 1/15/21(4)	195		189
Banco Internacional del Peru SAA 144A 5.750%, 10/7/20(4)	150		152
Banco Santander Brasil SA 144A 8.000%, 3/18/16(4)	330	BRL	129
Banco Santander Chile 144A 3.875%, 9/20/22(4)	155		146
Banco Votorantim S.A. 144A 7.375%, 1/21/20(4)	320		331

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2013

($ reported in thousands)

	PAR VALUE	VALUE
Financials (continued)
Bancolombia S.A. 5.125%, 9/11/22	$165	$155
Bank of Georgia JSC 144A 7.750%, 7/5/17(4)	200	209
Bank of India 144A 3.250%, 4/18/18(4)	200	194
144A 3.625%, 9/21/18(4)	200	191
Braskem Finance Ltd. 144A 5.750%, 4/15/21(4)	245	240
Brazil Loan Trust 1 144A 5.477%, 7/24/23(4)	165	166
Chubb Corp. (The) 6.375%, 3/29/67(3)	160	173
CorpGroup Banking S.A. 144A 6.750%, 3/15/23(4)	250	242
CPG Merger Sub LLC 144A 8.000%, 10/1/21(4)	50	52
Denali Borrower LLC (Denali Finance Corp.) 144A 5.625%, 10/15/20(4)	165	164
Dupont Fabros Technology LP 5.875%, 9/15/21	130	135
E*TRADE Financial Corp. 6.375%, 11/15/19	135	146
ESAL GmbH 144A 6.250%, 2/5/23(4)	200	181
Eurasian Development Bank 144A 4.767%, 9/20/22(4)	200	193
Fidelity National Financial, Inc. 5.500%, 9/1/22	40	41
First Niagara Financial Group, Inc. 6.750%, 3/19/20	50	57
7.250%, 12/15/21	150	173
General Motors Financial Co., Inc. 144A 4.750%, 8/15/17(4)	300	320
Genworth Holdings, Inc. 4.900%, 8/15/23	225	225
GLP Capital LP (GLP Financing II, Inc.) 144A 4.375%, 11/1/18(4)	5	5
144A 4.875%, 11/1/20(4)	50	50
144A 5.375%, 11/1/23(4)	5	5

	PAR VALUE		VALUE
Financials (continued)
GRD Holdings III Corp. 144A 10.750%, 6/1/19(4)	$100		$110
Hertz Corp. (The) 5.875%, 10/15/20	180		187
Hutchison Whampoa International Ltd. Series 12, 144A 6.000%(3)(4)(6)(7)	185		197
ICICI Bank Ltd. 144A 4.800%, 5/22/19(4)	200		201
ING (U.S.), Inc. 5.650%, 5/15/53(3)	170		165
International Lease Finance Corp. 3.875%, 4/15/18	170		170
5.875%, 8/15/22	150		150
Intesa San Paolo SpA 3.125%, 1/15/16	200		204
Itau Unibanco Holding S.A. 144A 5.125%, 5/13/23(4)	200		185
Jefferies Group LLC 6.875%, 4/15/21	45		51
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(4)	200		199
Kazkommerts Bank International JSC 144A 7.875%, 4/7/14(4)	90		91
Korea Finance Corp. 4.625%, 11/16/21	200		211
Lazard Group LLC 4.250%, 11/14/20	20		20
Level 3 Financing, Inc. 7.000%, 6/1/20	185		197
Lincoln National Corp. 6.050%, 4/20/67(3)(6)	175		174
Macquarie Group Ltd. 144A 7.625%, 8/13/19(4)	190		227
Michaels FinCo Holdings LLC (Michaels FinCo, Inc.) PIK Interest Capitalization, 144A 7.500%, 8/1/18(4)(13)	130		136
Morgan Stanley 144A 10.090%, 5/3/17(4)	280	BRL	112
Nationstar Mortgage LLC 6.500%, 7/1/21	375		359

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2013

($ reported in thousands)

	PAR VALUE	VALUE
Financials (continued)
Nordea Bank AB 144A 4.250%, 9/21/22(4)	$200	$198
Phosagro OAO (Phosagro Bond Funding Ltd.) 144A 4.204%, 2/13/18(4)(8)	200	198
PKO Finance AB 144A 4.630%, 9/26/22(4)(8)	200	199
Progressive Corp. (The) 6.700%, 6/15/37(3)	225	243
Prudential Financial, Inc. 5.875%, 9/15/42(3)	305	310
5.200%, 3/15/44(3)(6)	30	29
Regency Energy Partners LP (Regency Energy Finance Corp.) 4.500%, 11/1/23	130	119
Regions Bank 7.500%, 5/15/18	250	296
Reliance Holdings USA, Inc. 144A 5.400%, 2/14/22(4)	250	253
Resona Bank Ltd. 144A 5.850%(3)(4)(6)(7)	160	171
Russian Agricultural Bank OJSC (RSHB Capital SA) 144A 5.298%, 12/27/17(4)	200	206
Santander U.S. Debt S.A.U. 144A 3.724%, 1/20/15(4)	155	158
Sberbank of Russia (Sberbank CapItal SA) 144A 5.125%, 10/29/22(4)(8)	235	224
Schaeffler Finance BV 144A 4.750%, 5/15/21(4)	205	206
SLM Corp. 4.875%, 6/17/19	45	45
5.500%, 1/25/23	225	212
Spansion LLC 7.875%, 11/15/17	155	162
Sun Merger Sub, Inc. 144A 5.875%, 8/1/21(4)	75	77
Telecom Italia Capital SA 7.175%, 6/18/19	75	84
TMK OAO Via (TMK Capital) SA 144A 6.750%, 4/3/20(4)(8)	200	193
Turkiye Garanti Bankasi AS 144A 5.250%, 9/13/22(4)	215	192

	PAR VALUE	VALUE
Financials (continued)
UPCB Finance Ltd. Series VI 144A 6.875%, 1/15/22(4)	$150	$160
VTB Bank OJSC (VTB Capital SA) 144A 6.000%, 4/12/17(4)(8)	205	218
Walter Investment Management Corp 144A 7.875%, 12/15/21(4)	260	265
Willis Group Holdings plc 5.750%, 3/15/21	165	177
Yapi ve Kredi Bankasi AS 144A 4.000%, 1/22/20(4)	200	179

		14,692

Health Care—1.1%
Alere, Inc. 6.500%, 6/15/20	120	123
HCA, Inc. 6.500%, 2/15/20	170	187
IASIS Healthcare LLC (IASIS Capital Corp.) 8.375%, 5/15/19	110	117
Lifepoint Hospitals, Inc. 144A 5.500%, 12/1/21(4)	130	131
MPH Intermediate Holding Co. 2 PIK Interest Capitalization, 144A 8.375%, 8/1/18(4)(13)	75	78
Salix Pharmaceuticals Ltd. 144A 6.000%, 1/15/21(4)	35	36
Symbion, Inc. 8.000%, 6/15/16	125	133
Tenet Healthcare Corp. 144A 6.000%, 10/1/20(4)	45	47
4.500%, 4/1/21	240	228
8.125%, 4/1/22	295	319
Valeant Pharmaceuticals International, Inc. Escrow Corp.
144A 6.750%, 8/15/18(4)	55	61
144A 7.500%, 7/15/21(4)	20	22
144A 5.625%, 12/1/21(4)	5	5

		1,487

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2013

($ reported in thousands)

	PAR VALUE	VALUE
Industrials—4.4%
AAR Corp. 144A 7.250%, 1/15/22(4)	$150	$161
ADT Corp. (The) 144A 6.250%, 10/15/21(4)	200	210
Ahern Rentals, Inc. 144A 9.500%, 6/15/18(4)	135	147
Air Canada 144A 6.750%, 10/1/19(4)	185	195
Air Canada Pass-Through-Trust 13-1, B 144A 5.375%, 5/15/21(4)	79	76
America West Airlines Pass-Through-Trust 00-1, G 8.057%, 7/2/20	281	301
American Airlines Pass-Through-Trust 13-1, A 144A 4.000%, 7/15/25(4)	200	194
Ashton Woods USA LLC (Ashton Woods Finance Co.) 144A 6.875%, 2/15/21(4)	165	163
Atlas Air Pass-Through-Trust 98-1, A 7.380%, 1/2/18	192	194
Automotores Gildemeister S.A. 144A 6.750%, 1/15/23(4)	160	108
AWAS Aviation Capital Ltd. 144A 7.000%, 10/17/16(4)	125	130
Bharti Airtel International Netherlands BV 144A 5.125%, 3/11/23(4)	200	186
Bombardier, Inc. 144A 6.125%, 1/15/23(4)	425	424
British Airways plc 144A 5.625%, 6/20/20(4)	77	81
Builders FirstSource, Inc. 144A 7.625%, 6/1/21(4)	130	136
Carpenter Technology Corp. 4.450%, 3/1/23	160	153
Ceridian HCM Holding, Inc. 144A 11.000%, 3/15/21(4)	5	6
Continental Airlines Pass-Through-Trust 00-1, A1 8.048%, 11/1/20	133	153
DP World Ltd. 144A 6.850%, 7/2/37(4)	100	98

	PAR VALUE	VALUE
Industrials (continued)
Embraer S.A. 5.150%, 6/15/22	$185	$185
Hellenic Railways 5.460%, 1/30/14	165EUR	221
Nielsen Co. (The) 144A 5.500%, 10/1/21(4)	165	168
Northwest Airlines Pass-Through-Trust 02-1, G2 6.264%, 11/20/21	157	169
Rexel SA 144A 5.250%, 6/15/20(4)	230	232
Severstal OAO (Steel Capital SA) RegS 6.250%, 7/26/16(5)(8)	250	268
Spirit Aerosystems, Inc. 6.750%, 12/15/20	170	184
TransDigm, Inc. 144A 7.500%, 7/15/21(4)	130	140
U.S. Airways Pass-Through-Trust 11-1 A 7.125%, 10/22/23	329	371
UAL Pass-Through-Trust 09-2 9.750%, 1/15/17	247	284
07-01, A 6.636%, 7/2/22	201	213
Voto-Votorantim Ltd. 144A 6.750%, 4/5/21(4)	225	245

		5,796

Information Technology—1.4%
Dun & Bradstreet Corp. (The) 4.375%, 12/1/22	160	154
Equinix, Inc. 4.875%, 4/1/20	70	70
First Data Corp. 144A 11.750%, 8/15/21(4)	70	74
144A 11.750%, 8/15/21(4)	585	620
Freescale Semiconductor, Inc. 144A 5.000%, 5/15/21(4)	130	127
144A 6.000%, 1/15/22(4)	205	208
NCR Corp. 4.625%, 2/15/21	160	154
QVC, Inc. 5.125%, 7/2/22	125	123

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2013

($ reported in thousands)

	PAR VALUE	VALUE
Information Technology (continued)
Sensata Technologies BV 144A 4.875%, 10/15/23(4)	$200	$189
Sophia Holding Finance LP PIK Interest Capitalization, 144A 9.625%, 12/1/18(4)(13)	55	57
VeriSign, Inc. 4.625%, 5/1/23	110	106

		1,882

Materials—3.1%
Alpek SA de C.V. 144A 5.375%, 8/8/23(4)	230	229
Beverage Packaging Holdings Luxembourg II SA 144A 6.000%, 6/15/17(4)	210	213
Calumet Specialty Products Partners LP 9.375%, 5/1/19	155	173
Cascades, Inc. 7.875%, 1/15/20	250	269
Cemex SAB de CV 144A 5.875%, 3/25/19(4)	200	201
Eldorado Gold Corp. 144A 6.125%, 12/15/20(4)	55	53
EuroChem Mineral & Chemical Co. OJSC 144A 5.125%, 12/12/17(4)(8)	200	201
FMG Resources Property Ltd. 144A 6.000%, 4/1/17(4)	90	96
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(4)	240	262
Hexion U.S. Finance Corp. 8.875%, 2/1/18	95	99
6.625%, 4/15/20	85	88
Huntsman International LLC 4.875%, 11/15/20	65	64
Ineos Finance plc 144A 8.375%, 2/15/19(4)	120	134
Inversiones CMPC S.A. 144A 4.375%, 5/15/23(4)	200	186
Mexichem Sab de CV RegS 4.875%, 9/19/22(5)	200	196
NewMarket Corp. 4.100%, 12/15/22	169	161

	PAR VALUE		VALUE
Materials (continued)
Nufarm Australia Ltd. 144A 6.375%, 10/15/19(4)	$135		$140
Reynolds Group Issuer, Inc. 8.250%, 2/15/21	190		204
Sappi Papier Holding GmbH 144A 6.625%, 4/15/21(4)	420		416
Tronox Finance LLC 6.375%, 8/15/20	130		133
United States Steel Corp. 6.875%, 4/1/21	205		218
Vale Overseas Ltd. 4.375%, 1/11/22	200		194
Vedanta Resources plc 144A 9.500%, 7/18/18(4)	140		156

			4,086

Telecommunication Services—1.8%
America Movil SAB de C.V. Series 12 6.450%, 12/5/22	2,000	MXN	141
CenturyLink, Inc. Series V 5.625%, 4/1/20	165		169
Series T 5.800%, 3/15/22	150		149
Cincinnati Bell, Inc. 8.375%, 10/15/20	120		131
Crown Castle Towers LLC 144A 4.883%, 8/15/20(4)	165		173
Digicel Group Ltd. 144A 8.250%, 9/30/20(4)	230		240
ENTEL Chile S.A. 144A 4.875%, 10/30/24(4)	200		195
Intelsat Luxembourg SA 144A 7.750%, 6/1/21(4)	100		108
Sprint Communications, Inc. 6.000%, 11/15/22	100		98
Sprint Corp. 144A 7.250%, 9/15/21(4)	250		269
T-Mobile USA, Inc 6.633%, 4/28/21	20		21
6.125%, 1/15/22	95		97
6.731%, 4/28/22	30		31
6.500%, 1/15/24	65		66

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2013

($ reported in thousands)

	PAR VALUE	VALUE
Telecommunication Services (continued)
Telefonica Emisiones, S.A.U. 5.462%, 2/16/21	$130	$137
Wind Acquisition Finance S.A. 144A 11.750%, 7/15/17(4)	155	165
Windstream Corp. 7.750%, 10/15/20	260	277

		2,467

Utilities—0.6%
AmeriGas Partners LP 6.250%, 8/20/19	160	173
7.000%, 5/20/22	125	136
Calpine Corp. 144A 7.500%, 2/15/21(4)	106	116
144A 6.000%, 1/15/22(4)	5	5
Electricite de France SA 144A 5.250%(3)(4)(6)(7)	200	199
NRG Energy, Inc. 7.875%, 5/15/21	25	28
6.625%, 3/15/23	130	132

		789
TOTAL CORPORATE BONDS (Identified Cost $43,916)		44,162

LOAN AGREEMENTS(3)—7.6%
Consumer Discretionary—1.9%
Advantage Sales & Marketing, Inc. Second Lien, 8.300%, 6/17/18	107	109
Affinity Gaming LLC (Herbst Gaming LLC). 4.300%, 11/9/17	114	115
Brickman Group Holdings, Inc. Second Lien, 0.000%, 12/17/21(9)	36	37
Caesars Entertainment Operating Co., Inc. (Harrah’s Operating Company, Inc.) Tranche B-4, 9.500%, 10/31/16	58	58
Tranche B-6, 5.500%, 1/28/18	140	134

	PAR VALUE	VALUE
Consumer Discretionary (continued)
CBAC Borrower LLC Tranche B, 8.300%, 7/2/20	$97	$100
Clear Channel Communications, Inc. Tranche B, 3.800%, 1/29/16	137	133
Tranche D, 6.900%, 1/30/19	450	430
Cumulus Media Holdings, Inc. 4.250%, 12/23/20	154	155
EB Sports Corp. 11.500%, 12/31/15	100	100
Fram Group Holdings, Inc. (Prestone Holdings, Inc.) Second Lien, 10.500%, 1/29/18	130	124
Granite Broadcasting Corp. Tranche B First Lien 6.800%, 5/23/18	146	147
Landry’s, Inc. (Landry’s Restaurant, Inc.) Tranche B, 4.000%, 4/24/18	210	212
Las Vegas Sands LLC 1.670%, 12/19/20	165	165
Marina District Finance Co., Inc. 6.800%, 8/15/18	73	73
Peppermill Casinos, Inc. Tranche B, 7.300%, 11/9/18	161	166
Shingle Springs Tribal Gaming Authority 6.300%, 8/29/19	104	105
Transtar Holding Co. Second Lien, 9.800%, 10/9/19	63	60
TWCC Holding Corp. Second Lien, 7.000%, 6/26/20	66	68

		2,491

Consumer Staples—0.2%
AdvancePierre Foods, Inc. First Lien, 5.800%, 7/10/17	18	18

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2013

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Staples (continued)
Second Lien, 9.500%, 10/10/17	$105	$102
Hostess Brands Acquisition LLC Tranche B, 6.800%, 4/9/20	114	118

		238

Energy—0.5%
Fieldwood Energy LLC 8.378%, 9/30/20	104	106
FTS International, Inc. (Frac Tech International LLC) 8.500%, 5/6/16	169	171
NGPL Pipeco LLC 6.800%, 9/15/17	93	87
SES International Holdings Ltd. (Saxon) 5.500%, 2/15/19	132	133
Templar Energy LLC Second Lien, 8.000%, 11/25/20	154	155

		652

Financials—0.3%
Altisource Solutions S.A.R.L Tranche B, 4.500%, 12/9/20	76	77
Capital Automotive LP Second Lien, 6.000%, 4/30/20	15	16
iPayment, Inc. Tranche C 6.800%, 5/8/17	94	91
iStar Financial, Inc. 4.500%, 10/15/17	125	126
Nuveen Investments, Inc. Tranche B, Second Lien 6.500%, 2/28/19	160	159

		469

Health Care—0.7%
American Renal Holdings, Inc. Second Lien, 8.500%, 3/20/20	135	135

	PAR VALUE	VALUE
Health Care (continued)
Ardent Medical Services, Inc. First Lien, 6.800%, 7/2/18	$53	$54
Second Lien, 11.000%, 1/2/19	45	46
Gentiva Health Services, Inc. Tranche B, 6.500%, 10/18/19	108	107
INC Research LLC 6.000%, 7/12/18	48	49
InVentiv Health, Inc. (Ventive Health, Inc.) 7.500%, 8/4/16	126	124
MMM Holdings, Inc. 9.800%, 12/12/17	48	49
MSO of Puerto Rico, Inc. 9.800%, 12/12/17	35	35
Rural/Metro Operating Co. LLC First Lien, 5.800%, 6/30/18	91	88
Salix Pharmaceuticals Ltd. 0.000%, 12/17/19(9)	49	50
Sheridan Healthcare, Inc. Second Lien 9.000%, 12/20/21	163	164
Surgery Center Holdings, Inc. First Lien 6.000%, 4/11/19	44	44

		945

Industrials—1.0%
Alliance Laundry Systems LLC Second Lien, 9.500%, 12/10/19	15	15
American Airlines, Inc. Tranche B, 3.800%, 6/27/19	149	150
AWAS Finance Luxemborg SA Tranche 2012, 3.500%, 7/16/18	44	45
Ceridian Corp. Tranche 2013, 4.400%, 5/9/17	194	195
CHG Healthcare Services, Inc. Second Lien, 9.000%, 11/19/20	35	35

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2013

($ reported in thousands)

	PAR VALUE	VALUE
Industrials (continued)
Commercial Barge Line Co. First Lien 7.500%, 9/22/19	$134	$134
DynCorp International, Inc. 6.300%, 7/7/16	78	79
Filtration Group, Inc. Second Lien, 8.300%, 11/22/21	130	133
Hawker Beechcraft Acquisition Company LLC 5.800%, 2/14/20	160	162
Husky Injection Molding System (Yukon Acquisition, Inc.) 4.300%, 7/2/18	83	84
International Equipment Solutions (IES Global B.V.) 6.800%, 8/16/19	99	98
Navistar, Inc. Tranche B, 5.800%, 8/17/17	90	92
SESAC Holding Co. II LLC First Lien, 5.000%, 2/7/19	58	59

		1,281

Information Technology—2.0%
Active Network, Inc. 5.500%, 11/13/20	82	83
Alcatel-Lucent USA, Inc. 0.000%, 1/30/19(9)	255	257
5.800%, 1/30/19	126	126
Allflex Holdings III, Inc. Second Lien, 8.000%, 7/19/21	89	90
Avaya, Inc. Tranche B-3, 4.700%, 10/26/17	249	244
Blue Coat Systems, Inc. 4.500%, 5/31/19	148	149
Second Lien 9.500%, 6/26/20	221	225
Deltek, Inc. First Lien, 5.000%, 10/10/18	129	129
Second Lien, 5.000%, 10/10/19	96	98

	PAR VALUE	VALUE
Information Technology (continued)
Excelitas Technologies Corp. Tranche B, 6.000%, 11/2/20	$124	$125
IPC Systems, Inc. Tranche C, First Lien, 7.800%, 7/31/17	168	167
Kronos, Inc. First Lien, 4.500%, 10/30/19	1	1
Second Lien, 9.800%, 4/30/20	129	134
Novell, Inc. (Attachmate Corp.) First Lien, 7.300%, 11/22/17	57	58
RP Crown Parent LLC 6.000%, 12/21/18	101	102
Second Lien, 0.000%, 12/21/19(9)	175	180
SCS Holdings I, Inc. (Sirius Computer Solutions, Inc.) 7.000%, 12/7/18	56	57
Sorenson Communications, Inc. 9.500%, 10/31/14	104	106
Spansion LLC 3.800%, 12/18/19	61	61
SRA International, Inc. 6.500%, 7/20/18	129	129
Wall Street Systems Holdings, Inc. First Lien, 5.800%, 10/25/19	64	65
Second Lien, 9.300%, 10/25/20	68	69

		2,655

Materials—0.6%
Ardagh Holdings USA, Inc. 4.300%, 12/17/19	179	181
AZ Chem US, Inc. 5.300%, 12/22/17	113	114
Berry Plastics Groups, Inc. 0.000%, 12/18/20(9)	200	200
Cyanco Intermediate Corp. 5.500%, 5/1/20	25	25

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2013

($ reported in thousands)

	PAR VALUE	VALUE
Materials (continued)
Fortescue Metals Group Ltd. (FMG Resources Ltd.) 4.300%, 6/28/19	$60	$61
Houghton International, Inc. Holding Corp. (HII Holding Corp.) Second Lien, 9.500%, 12/21/20	95	96
Noranda Aluminum Acquisition Corp. Tranche B, 5.800%, 2/28/19	172	162
Tronox Pigments B.V. 4.500%, 3/19/20	35	35

		874

Telecommunication Services—0.3%
Crown Castle Operating Co. 0.000%, 1/29/21(9)	180	181
Hawaiian Telcom Communications, Inc. 5.000%, 6/6/19	99	99
Integra Telecom Holdings, Inc. Tranche B, 5.300%, 2/22/19	89	91
Securus Technologies Holdings, Inc. (Securus Technologies, Inc.) Second Lien 9.000%, 4/30/21	70	69

		440

Utilities—0.1%
Texas Compeptitive Electric Holdings Co. LLC 2017 Extended, 4.700%, 10/10/17	125	87
TOTAL LOAN AGREEMENTS (Identified Cost $10,043)		10,132
	SHARES

PREFERRED STOCK—1.2%
Financials—1.2%
Ally Financial, Inc. Series A, 8.500%(3)	6,735	181

	SHARES		VALUE
Financials (continued)
Bank of America Corp. Series U, 5.200%(3)	95	(10)	$84
Citigroup Capital XVII Series E 6.350%	7,460		187
Citigroup, Inc. Series D 5.350%(3)	175	(10)	154
Fifth Third Bancorp 5.100%(3)	40	(10)	36
General Electric Capital Corp. Series B 6.250%(3)	100	(10)	103
Series C, 5.250%(3)	100	(10)	94
JPMorgan Chase & Co., Series Q, 5.150%(3)	200	(10)	181
PNC Financial Services Group, Inc. (The) Series R, 4.850%(3)	140	(10)	125
U.S. Bancorp Series G 6.000%(3)	4,400		120
Wells Fargo & Co. Series K, 7.980%(3)	140	(10)	156
Zions Bancorp, 6.950%(3)	7,760		207
TOTAL PREFERRED STOCK (Identified Cost $1,679)			1,628

COMMON STOCKS—81.6%
Consumer Discretionary—2.0%
Eutelsat Communications SA	38,816		1,210
SES SA	46,144		1,494

			2,704

Energy—20.6%
Enbridge, Inc.	128,076		5,594
Keyera Corp.	20,420		1,229
Kinder Morgan, Inc.	107,216		3,860
Koninklijke Vopak N.V.	21,658		1,267
Pembina Pipeline Corp	54,930		1,935
Plains GP Holdings LP	42,070		1,126
Spectra Energy Corp.	97,210		3,463
TransCanada Corp.	85,408		3,900
Williams Cos., Inc. (The)	128,384		4,952

			27,326

Financials—1.8%
American Tower Corp.	29,520		2,356

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2013

($ reported in thousands)

	SHARES	VALUE
Industrials—12.0%
Abertis Infraestructuras S.A.	108,307	$2,406
Atlantia S.p.A	109,824	2,464
Auckland International Airport Ltd.	471,330	1,368
Ferrovial S.A.	81,699	1,581
Flughafen Zuerich AG	2,184	1,277
Fraport AG Frankfurt Airport Services Worldwide	19,239	1,440
Sydney Airport	387,590	1,315
Transurban Group	415,231	2,536
Vinci SA	24,207	1,589

		15,976

Telecommunication Services—18.9%
AT&T, Inc.	134,490	4,729
BCE, Inc.	21,187	917
BT Group plc	291,967	1,834
Crown Castle International Corp.(2)	37,185	2,730
Nippon Telegraph & Telephone Corp. ADR	36,805	995
Singapore Telecommunications Ltd.	605,000	1,755
TDC A/S	171,140	1,660
TELUS Corp.	42,322	1,457
Verizon Communications, Inc.	50,633	2,488
Vodafone Group plc Sponsored ADR	146,415	5,756
Windstream Corp.	104,417	833

		25,154

Utilities—26.3%
Allette, Inc.	22,110	1,104
Ameren Corp.	31,100	1,125
American Water Works Co., Inc.	32,495	1,373
APA Group	179,000	959
CenterPoint Energy, Inc.	45,880	1,063
Cleco Corp.	23,210	1,082
CMS Energy Corp.	43,735	1,171
Dominion Resources, Inc.	29,023	1,877
DTE Energy Co.	15,105	1,003
Duke Energy Corp.	30,515	2,106
National Grid plc	286,404	3,737
NextEra Energy, Inc.	30,780	2,635
NiSource, Inc.	47,835	1,573

	SHARES	VALUE
Utilities (continued)
Northeast Utilities	23,930	$1,014
ONEOK, Inc.	22,880	1,423
Pinnacle West Capital Corp.	19,965	1,057
Questar Corp.	38,780	892
Scottish & Southern Energy plc	63,320	1,437
Sempra Energy	26,735	2,400
Snam Rete Gas S.p.A	342,132	1,914
Terna Rete Elettrica Nazionale S.p.A	224,635	1,122
Veolia Environnement SA	87,405	1,425
Wisconsin Energy Corp.	33,768	1,396

		34,888
TOTAL COMMON STOCKS (Identified Cost $89,962)		108,404
TOTAL LONG TERM INVESTMENTS—134.7%
(Identified cost $160,598)		178,881	(12)
SHORT-TERM INVESTMENTS—5.3%
Money Market Mutual Funds—5.3%
Fidelity Money Market Portfolio — Institutional Shares (Seven-day effective yield 0.090%)	7,073,416	7,073
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $7,073)		7,073
TOTAL INVESTMENTS—140.0% (Identified Cost $167,671)		185,954	(1)
Other assets and liabilities, net—(40.0)%		(53,097)

NET ASSETS—100.0%		$132,857

Abbreviations:

ADR	American Depositary Receipt
GDN	Global Depositary Note
PIK	Payment-in-Kind Security

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at December 31, 2013, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2013

($ reported in thousands)

(3)	Variable or step coupon security; interest rate shown reflects the rate in effect at December 31, 2013.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities amounted to a value of $28,527 or 21.5% of net assets.
(5)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(6)	Interest payments may be deferred.
(7)	No contractual maturity date
(8)	This note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(9)	This loan will settle after December 31, 2013, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be known.
(10)	Value shown as par value.
(11)	Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.
(12)	All or a portion of the portfolio is segregrated as collateral for the line of credit.
(13)	100% of the income received was in cash.

FOREIGN CURRENCIES:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	European Currency Unit
IDR	Indonesian Rupiah
MXN	Mexican Peso
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippines Peso
RUB	Russian Ruble
TRY	Turkish Lira
UYU	Uruguayan Peso
ZAR	South African Rand

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2013

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s net assets as of December 31, 2013 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2013	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs
Debt Securities:
Asset-Backed Securities	$2,104	$—	$2,104
Corporate Bonds and Notes	44,162	—	44,162
Foreign Government Securities	6,347	—	6,347
Loan Agreements	10,132	—	10,132
Mortgage-Backed Securities	6,104	—	6,104
Equity Securities:
Preferred Stock	1,628	695	933
Common Stocks	108,404	108,404	—
Short-Term Investments	7,073	7,073	—

Total Investments	$185,954	$116,172	$69,782

There are no Level 3 (significant unobservable inputs) securities.

Securities held by the Fund with an end of period value of $187 were transferred from Level 2 to Level 1 since starting to use an exchange price.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2013

($ reported in thousands except shares and per share amounts)

Assets
Investment in securities at value (Identified cost $167,671)	$185,954
Foreign currency at value (Identified cost $160)	159
Cash	82
Receivables
Investment securities sold	876
Dividends and interest	1,488
Tax reclaims	88
Prepaid expenses	8

Total assets	188,655

Liabilities
Payables
Borrowings (Note 8)	50,500
Investment securities purchased	5,063
Investment advisory fee	130
Administration fee	15
Professional fee	42
Interest payable on line of credit	19
Transfer agent fees and expenses	2
Other accrued expenses	27

Total liabilities	55,798

Net Assets	$132,857

Net Assets Consist of:
Common stock ($0.001 par value unlimited shares authorized)	$27
Capital paid in on shares of beneficial interest	240,698
Accumulated undistributed net investment income (loss)	1,622
Accumulated undistributed net realized gain (loss)	(127,778)
Net unrealized appreciation (depreciation)	18,288

Net Assets	$132,857

Net Asset Value Per Share (Net assets/shares outstanding) Shares outstanding 27,466,109	$4.84

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2013

($ reported in thousands)

Investment Income
Dividends	$4,445
Interest	4,004
Foreign taxes withheld	(266)

Total investment income	8,183

Expenses
Investment advisory fees	1,497
Administration fees	234
Trustees’ fees and expenses	95
Professional fees	93
Printing fees and expenses	50
Custodian fees	25
Transfer agent fees and expenses	14
Miscellaneous	51

Total expenses before interest expense	2,059

Interest expense	501

Total expenses after interest expense	2,560

Net investment income	5,623

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	4,655
Net realized gain (loss) on foreign currency transactions	(24)
Net change in unrealized appreciation (depreciation) on investments	6,688
Net change in unrealized appreciation (depreciation) on foreign currency translations	2

Net realized and unrealized gain (loss) on investments	11,321

Net increase (decrease) in net assets resulting from operations	$16,944

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENT OF CHANGES IN NET ASSETS

(Reported in thousands)

	Total Return Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$5,623	$5,211
Net realized gain (loss)	4,631	1,795
Net change in unrealized appreciation (depreciation)	6,690	9,447

Increase (decrease) in net assets resulting from operations	16,944	16,453

From Distributions to Shareholders
Net investment income	(5,768)	(6,262)

Decrease in net assets from distributions to shareholders	(5,768)	(6,262)

Net increase (decrease) in net assets	11,176	10,191

Net Assets
Beginning of period	121,681	111,490

End of period	$132,857	$121,681

Accumulated undistributed net investment income (loss) at end of period	$1,622	$1,367

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2013

($ reported in thousands)

Cash Flows Provided by (Used) for Operating Activities:
Net increase (decrease) in net assets resulting from operations	$16,944

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided/(used) by operating activities:
Proceeds from sales and paydowns of long-term investments	71,981
(Increase) Decrease in securities sold receivable	(688)
Purchase of long-term investments	(78,538)
Increase (Decrease) in purchase payables	4,189
Net (purchases) or sales of short-term securities	(4,332)
Net change in unrealized (appreciation)/depreciation	(6,688)
Net realized gains/(loss) from sales of long-term investments	(4,655)
Net amortization of premium/(discount)	54
(Increase) Decrease in tax reclaims receivable	(39)
(Increase) Decrease in dividends receivable	(72)
(Increase) Decrease in interest receivable	(201)
(Increase) Decrease in prepaid expenses	(6)
Increase (Decrease) in line of credit interest payable	— (1)
Increase (Decrease) in investment advisory fees payable	13
Increase (Decrease) in other affiliates payable	3
Increase (Decrease) in Trustees’ fees payable	—
Increase (Decrease) in other accrued expenses payable	(4)

Cash provided by (used) for operating activities	(2,039)

Cash provided by (used) for financing activities:
Cash receipts from borrowings	8,000
Cash dividends paid to shareholders	(5,768)

Cash provided by (used) for financing activities:	2,232

Net increase (decrease) in cash	193

Cash:
Cash and foreign currency at beginning of period	48

Cash and foreign currency at end of period	$241

Supplemental cash flow information:
Cash paid during the period for interest	$501

(1)	Amount less than $500

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS

(Selected per share data and ratios for a share outstanding throughout each period)

	Year Ended December 31(1)
	2013	2012	2011
PER SHARE OPERATING DATA:
Net asset value, beginning of period	$4.43	$4.06	$3.96

Income from investment operations:
Net investment income/(loss)	0.20 (2)	0.19 (2)	0.18 (2)
Net realized and unrealized gain/(loss)	0.42	0.41	0.07

Total from investment operations	0.62	0.60	0.25

Dividends and/or Distributions to Shareholders:
Dividends from net investment income	(0.21)	(0.23)	(0.15)

Total Dividends and Distributions to Shareholders	(0.21)	(0.23)	(0.15)

Net Asset Value, End of Period	$4.84	$4.43	$4.06

Market Price, End of Period(4)	$4.01	$3.87	$3.50

Total Return, Net Asset Value(5)	15.02%	16.05%	6.73%
Total Return, Market Value(6)	9.08%	17.60%	5.61%
Net Assets, End of Period (000’s)	$132,857	$121,681	$111,490

RATIOS/SUPPLEMENTAL DATA:
Ratio of Total Expenses to Average Net Assets(7)	2.01%	1.99%	1.38%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.42%	4.51%	4.42%
Portfolio Turnover Rate	42%	43%	138%

Bank Borrowings:
Loan Outstanding, End of Period (000’s)	$50,500	$42,500	N/A
Asset Coverage for Loan Outstanding, End of Period	360%	386%	N/A

(1)	Prior to December 10, 2011, the Fund was known as the DCA Total Return Fund.
(2)	Calculated based on average shares outstanding.
(3)	Less than $0.005 per share.
(4)	Closing Price - New York Stock Exchange.
(5)	NAV return is calculated using the opening Net Asset Value of the Fund’s common stock on the first business day and the closing Net Asset Value of the Fund’s common stock on the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS (Continued)

(Selected per share data and ratios for a share outstanding throughout each period)

	Year Ended December 31(1)
	2010	2009
PER SHARE OPERATING DATA:
Net asset value, beginning of period	$2.77	$2.38

Income from investment operations:
Net investment income/(loss)	0.23 (2)	0.12
Net realized and unrealized gain/(loss)	1.15	0.46

Total from investment operations	1.38	0.58

Dividends and/or Distributions to Shareholders:
Dividends from net investment income	(0.19)	(0.19)
Distributions from return of capital	—	— (3)

Total Dividends and Distributions to Shareholders	(0.19)	(0.19)

Net Asset Value, End of Period	$3.96	$2.77

Market Price, End of Period(4)	$3.45	$2.39

Total Return, Net Asset Value(5)	51.90%	29.07%
Total Return, Market Value(6)	53.38%	32.67%
Net Assets, End of Period (000’s)	$108,871	$39,182

RATIOS/SUPPLEMENTAL DATA:
Ratio of Total Expenses to Average Net Assets(7)	1.90%	2.42%
Ratio of Net Investment Income/(Loss) to Average Net Assets	6.51%	5.32%
Portfolio Turnover Rate	67%	90%

Bank Borrowings:
Loan Outstanding, End of Period (000’s)	N/A	N/A
Asset Coverage for Loan Outstanding, End of Period	N/A	N/A

(6)	Total investment return is calculated assuming a purchase of common shares of the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total investment return is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(7)	Ratio of operating expenses, excluding interest expense on the line of credit, was 1.62% for the year ended December 31, 2013, 1.61% for the year ended December 31, 2012, and 2.41% for the year ended December 31, 2009.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013

Note 1. Organization

The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is total return, consisting of capital appreciation and current income.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Security valuation procedures for the Fund, which include, nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board” or the “Trustees”). All internally fair valued securities are approved by a valuation committee (“Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified by the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of any model inputs and any changes to the model. Fair valuations are ratified by the Board at least quarterly.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2013

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (generally, 4 p.m. Eastern time the close of the New York Stock Exchange (“NYSE”)) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured Debt Instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter (“OTC”) derivative contracts, which include forward currency contracts and equity linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investment in closed-end mutual funds are valued as of the close of regular trading on the NYSE, generally 4 pm Eastern time each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s major categories of assets and liabilities, which primarily include investments of the Fund, by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2013

as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

C.	Federal Income Taxes

The Fund is treated as a separate taxable entity. It is the intention of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of December 31, 2013, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2010 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, that may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

F.	When-issued Purchases and Forward Commitments (Delayed-Delivery)

The Fund may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by the Fund to purchase or sell a security at a future date, ordinarily up to 90 days later. When-issued or forward commitments enable the Fund to lock in what is believed to be an

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2013

attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records when-issued and delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

G.	Loan Agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan Agreements are generally non-investment grade, often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. All loan agreements currently held by the Fund are assignment loans.

A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

H.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2013

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

Note 3. Investment Advisory Fees and Related Party Transactions

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the Adviser to the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadvisers. As compensation for its services to the Fund, the Adviser will receive a monthly fee at an annual rate of 0.85% of the Fund’s average daily managed assets which is defined as the average daily value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, constituting financial leverage).

B.	Subadvisers

The subadvisers manage the investments of the Fund, for which they are paid a fee by the Adviser. DPIM, an indirect wholly-owned subsidiary of Virtus, is the subadviser for the Equity portfolio of the Fund, and Newfleet, an indirect wholly-owned subsidiary of Virtus, is the subadviser for the Fixed Income portfolio of the Fund.

C.	Administrator

($ reported in thousands)

Effective January 1, 2013, VP Distributors LLC, the Fund’s former Administrator assigned its rights and obligations under the Administration Agreement to Virtus Fund Services, LLC, an indirect wholly-owned subsidiary of Virtus.

For the period ended December 31, 2013, the Fund incurred administration fees totaling $176 which are included in the Statement of Operations. A portion is paid to outside entities that also provide services to the Fund.

D.	Trustees

During the period, each Trustee who is not an interested person of the Fund or the Adviser was paid a $20,000 annual retainer plus a $5,000 fee per Trustee for each meeting attended, together with the out-of-pocket costs relating to attendance at such meetings. The Audit Committee chairperson also receives an additional $5,000 retainer, the Nominating Committee chairperson receives an additional $2,000 retainer, and the Chairman of the Board receives an additional $20,000 in annual retainer. Any Trustee who is an interested person of the Fund or the Adviser, receives no remuneration from the Fund. For the period ended December 31, 2013, the Fund incurred trustee fees totaling $76 (reported in thousands) which are included in the Statement of Operations.

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2013

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, and short term investments) during the period ended December 31, 2013, were as follows:

Purchases	Sales
$78,538	$71,981

There were no purchases and sales of long term U.S. Government and agency securities for the period ended December 31, 2013.

Note 5. Indemnifications

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Each Trustee has also entered into an indemnification agreement with the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to such arrangements and expects the risk of loss to be remote.

Note 6. Capital Transactions

At December 31, 2013, the Fund had one class of common stock, par value $0.001 per share, of which unlimited shares are authorized and 27,466,109 shares are outstanding. Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended December 31, 2013 and December 31, 2012, there were no shares issued pursuant to the Plan.

On January 2, 2014, the Fund announced a distribution of $0.06 to shareholders of record on December 31, 2013. This distribution has an ex-dividend date of January 3, 2014, and is payable on January 9, 2014.

Note 7. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

High-yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield securities may be complex, and as a result, it may be more difficult for the Adviser and/or Subadviser to accurately predict risk.

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2013

The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

Note 8. Borrowings

($ reported in thousands)

The Fund has entered into a Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $55,000 which may be increased to $75,000 under certain circumstances (“Commitment Amount”). Borrowings under the Agreement are collateralized by investments of the Fund. Interest is charged at LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance, if less than 50% of the Commitment Amount is outstanding as a loan to the Fund. Total commitment fees paid and accrued for the period ended December 31, 2013, were $1 and are included in interest expense and fees on the Statement of Operations. The Agreement has a term of 364 days and is renewable by the Fund with the Bank’s consent. The Agreement can also be converted into a 364 day fixed term facility, one time at the Fund’s option. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default. From January 1, 2013 – December 31, 2013, the average daily borrowings under the Agreement and the weighted daily average interest rate were $49,138 and 1.000%, respectively. At December 31, 2013, the amount of such outstanding borrowings was as follows:

Outstanding Borrowings	Interest Rate
$50,500	0.965%

Note 9. Certain Provisions of the Declaration of Trust

The Fund’s Amended and Restated Declaration of Trust (“Declaration”) contains restrictions on the acquisitions and dispositions of its shares. The restrictions on acquisitions and dispositions of the Fund’s shares were adopted to preserve the benefit of the Fund’s capital loss carryforwards and certain other tax attributes for tax purposes.

The restrictions in the Declaration generally prohibit any attempt to purchase or acquire in any manner whatsoever the Fund’s shares or any option, warrant or other right to purchase or acquire shares, or any convertible securities (the “Shares”), if as a result of such purchase or acquisition of such Shares, any person or group becomes a greater than 4.99% shareholder. As a result of these restrictions, certain transfers of shares by existing 4.99% shareholders are prohibited. Any attempted transfer in violation of the foregoing restrictions will be void ab initio unless the transferor or transferee obtains the written approval of the Board, which it may grant or deny in its sole and absolute discretion. The purported transferee will not be entitled to any rights of shareholders of the Fund with respect to the shares that are the subject of the prohibited transfer, including the right to vote such shares and to receive dividends or distributions, whether liquidating or otherwise, in respect of such shares.

If the Board determines that a transfer would be prohibited, then, upon the Fund’s written demand, the purported transferee will transfer the shares that are the subject of the prohibited transfer, or cause such shares to be transferred, to the Fund, which shall be

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2013

deemed an agent for the limited purpose of consummating a sale of the share to a person who is not a 4.99% shareholder. The proceeds of the sale of any such shares, less any reasonable costs incurred by the Fund or transferer in connection with effectuating such sale, will be remitted.

Note 10. Federal Income Tax Information

($ reported in thousands)

At December 31, 2013, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$167,609	$20,825	$(2,480)	$18,345

The Fund has capital loss carryovers which, may be used to offset future capital gains, as follows:

Expiration Year
2016	2017	2018	Total
$57,301	$57,803	$12,736	$127,840

The Fund may not realize the benefit of these losses to the extent the Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The Fund utilized losses of $4,686, deferred in prior years against current year capital gains.

Capital losses realized after October 31 and certain late year losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2013, the Fund deferred post-October capital loss of $0 and qualified late year ordinary losses of $26 and recognized post-October capital losses of $0 and qualified late year ordinary losses of $7.

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed above) consist of undistributed ordinary income of $0 and undistributed long-term capital gains of $0.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2013

The tax character of dividends and distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	Year Ended
	2013	2012
Ordinary Income	$6,043	$5,493

Total	$6,043	$5,493

The difference between the distributions reported on the statement of changes and this table is due to distributions that are declared in December and paid in January that qualify to be treated, for tax purposes, as paid in the year the distribution was declared.

Note 11. Reclassification of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Fund. As of December 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(520)	$400	$120

Note 12. Regulatory Exams

Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by Virtus and its subsidiaries (collectively “the Company”) with securities and other laws and regulations affecting their registered products. There are currently no such matters which the Company believes will be material to these financial statements.

Note 13. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that the following subsequent event requires recognition or disclosure in these financial statements.

On February 3, 2014, the Fund announced that it will increase its quarterly distribution from $0.06 per share to $0.10 per share (effective with the April distribution). The April distribution is payable on April 21, 2014 to shareholders of record as of April 11, 2014 (ex-date April 9, 2014). Concurrent with this change, the fund will adopt a level distribution plan and seek to maintain a consistent quarterly distribution level of $0.10 per share.

On February 3, 2014, the Fund also announced that it intends to implement an options overlay strategy that will include purchasing and selling puts and calls with the objective of generating additional income from premiums, while seeking to limit potential losses.

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the Virtus Total Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and of cash flows, and the financial highlights present fairly, in all material respects, the financial position of the Virtus Total Return Fund (the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodians and broker, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

February 20, 2014

VIRTUS TOTAL RETURN FUND

TAX INFORMATION NOTICE (Unaudited)

DECEMBER 31, 2013

For the fiscal year ended December 31, 2013, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below, or if subsequently different, as long-term capital gains dividends (“LTCG”) ($ reported in thousands).

QDI	DRD	LTCG
70%	29%	$—

CERTIFICATION

In accordance with the requirements of the Sarbanes-Oxley Act, the Fund’s CEO (the President of the Fund) and CFO (the Treasurer of the Fund) have filed the required “Section 302” certifications with the SEC on Form N-CSR.

In accordance with Section 303A of the NYSE listed company manual, the CEO certification has been filed with the NYSE.

KEY INFORMATION

Virtus Total Return Fund Shareholder Relations: 1-866-270-7788

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.

REINVESTMENT PLAN

Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in “Street Name,” to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN

The Virtus Total Return Fund (the “Fund”) allows you to conveniently reinvest distributions quarterly in additional Fund shares thereby enabling you to compound your returns from the Fund. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Enrollment in the Reinvestment Plan

It is the policy of the Fund to automatically reinvest distributions payable to shareholders. A “registered” shareholder automatically becomes a participant in the Fund’s Automatic Dividend Reinvestment and Cash Purchase Plan. (the “Plan”). The Plan authorizes the Fund to credit all shares of common stock to participants upon a distribution regardless of whether the shares are trading at a discount or premium to the net asset value. Registered shareholders may terminate their participation and receive distributions in cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”). The termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Registered shareholders that wish to change their distribution option from cash payment to reinvest may do so by contacting the Plan Administrator at 1-866-270-7788.

In the case of banks, brokers, or other nominees which hold your shares for you as the beneficial owner, the Plan Administrator will administer the Plan based on the information provided by the bank, broker or nominee. To the extent that you wish to participate in the Plan, you should contact the broker, bank or nominee holding your shares to ensure that your account is properly represented. If necessary, you may have your shares taken out of the name of the broker, bank or nominee and register them in your own name.

How shares are purchased through the Reinvestment Plan

When a distribution is declared, nonparticipants in the plan will receive cash. Participants in the plan will receive shares of the Fund valued as described below:

If on the payable date of the distribution, the market price of the Fund’s common stock is less than the net asset value, the Plan Administrator will buy Fund shares on behalf of the Participant in the open market, on the New York Stock Exchange (NYSE) or elsewhere. The price per share will be equal to the weighted average price of all shares purchased, including commissions. Commission rates are currently $0.02 per share, although the rate is subject to change and may vary. If, following the commencement of purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the common shares, the Plan Administrator may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchase and the Fund has issued the remaining shares, the number of shares received by the Participant in respect of the cash distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. Under certain circumstances, the rules and regulations of the Securities and Exchange Commission may require limitation or temporary suspension of market purchases of shares under the Plan. The Plan Administrator will not be accountable for its inability to make a purchase during such a period.

If on the payable date of the distribution, the market price is equal to or exceeds the net asset value, Participants will be issued new shares by the Fund at the greater of the (a) the net asset value on the payable date or (b) 95% of the market price on such date.

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN (Continued)

The automatic reinvestment of distributions will not relieve Participants of any income tax which may be payable on such distributions. A Participant in the Plan will be treated for federal income tax purposes, as having received on a payment date, a distribution in an amount equal to the cash the participant could have received instead of shares. If you participate in the Plan, you will receive a Form 1099-DIV concerning the Federal tax status of distributions paid during the year.

Charges to Participate in the Plan

As a Participant in the Plan you will not pay any charge to have your distributions reinvested in additional shares. The Plan Administrator’s fees for handling the reinvestment of distributions will be paid by the Fund. There will be no brokerage commissions for shares issued directly by the Fund in payment of distributions. However, each Participant will pay a pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of distributions.

Voluntary Cash Purchase Plan

Participants in the Plan have the option of making additional cash payments for investment in shares of the Fund. Such payments can be made in any amount from $100 per payment to $3,000 per month. The Plan Administrator will use the funds received to purchase Fund shares in the open market on the 15th of each month or the next business day if the 15th falls on a weekend or holiday (the “Investment Date”). The purchase price per share will be equal to the weighted average price of all shares purchased on the Investment Date, including commissions. There is no charge to shareholders for Cash Purchases. The plan administrator’s fee will be paid by the Fund. However, each participating shareholder will pay pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with all cash investments. Voluntary cash payments should be sent to Computershare Trust Company, N.A., PO Box 43078, Providence, RI 02940-3078.

Participants have an unconditional right to obtain the return of any cash payment if the Plan Administrator receives written notice at least 5 business days before such payment is to be invested.

Automatic Monthly Investment

Participants in the Plan may purchase additional shares by means of an Automatic Monthly Investment of not less than $100 nor more than $3,000 per month by electronic funds transfer from a predesignated U.S bank account. If a Participant has already established a Plan account and wishes to initiate Automatic Monthly Investments, the Participant must complete and sign an automatic monthly investment form and return it to the Plan Administrator together with a voided check or deposit slip for the account from which funds are to be withdrawn. Automatic monthly investment forms may be obtained from the Plan Administrator by calling 1-866-270-7788.

Termination of Shares

Shareholders wishing to liquidate shares held with the Plan Administrator must do so in writing or by calling 1-866-270-7788. The Plan Administrator does not charge a fee for liquidating your shares; however, currently a brokerage commission of $0.02 will be charged. This charge may vary and is subject to change.

Once terminated, you may re-enroll in the Plan (provided you still have shares registered in your name) by contacting the Plan Administrator at 1-866-270-7788.

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN (Continued)

Additional Information

For more information regarding the Automatic Reinvestment and Cash Purchase Plan, please contact the Plan Administrator at 1-866-270-7788 or visit our website at Virtus.com.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days written notice to participants in the Plan.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES

The Board of Trustees (the “Board”) of Virtus Total Return Fund (the “Fund”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Virtus Investment Advisers, Inc. (“VIA”) and of the subadvisory agreements with each of Duff & Phelps Investment Management Co. (“Duff & Phelps”) and Newfleet Asset Management, LLC (“Newfleet”) (the “Subadvisory Agreements”) (together with the Advisory Agreement, the “Agreements”). At an in-person meeting held on December 6, 2013, the Board, including a majority of the Trustees who are not interested persons of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (the “Independent Trustees”), considered and approved the continuation of each Agreement due for renewal, as further discussed below.

In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and Duff & Phelps and Newfleet (the “Subadvisers”) which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of the Fund and its shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadvisers with respect to the Fund. The Board noted the affiliation of the Subadvisers with VIA and potential conflicts of interest.

The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the Fund and its shareholders. In their deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Board also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Agreements with respect to the Fund, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Fund by VIA and the Subadvisers; (2) the performance of the Fund as compared to an appropriate peer group and an appropriate index; (3) the level and method of computing the Fund’s advisory and subadvisory fees, and comparisons of the Fund’s advisory fee rates with those of a group of funds with similar investment objectives; (4) the profitability of VIA under the Advisory Agreement; (5) any “fall-out” benefits to VIA, the Subadvisers and their affiliates (i.e., ancillary benefits realized by VIA, the Subadvisers or their affiliates from VIA’s or the Subadvisers’ relationship with the Fund); (6) the anticipated effect of growth in size on the Fund’s performance and expenses; (7) fees paid to VIA and the Subadvisers by comparable accounts, as applicable; (8) possible conflicts of interest; and (9) the terms of the Agreements.

Nature, Extent and Quality of Services

The Trustees received in advance of the meeting information in the form of questionnaires completed by VIA and the Subadvisers, each concerning a number of topics, including such company’s investment philosophy, resources, operations and compliance structure. The Trustees also received a presentation by VIA’s senior management personnel, during which among other items, VIA’s investment process, investment strategies, personnel, compliance procedures and the firm’s overall performance were reviewed and discussed. In considering the Agreement with VIA, the Board considered VIA’s process for supervising and managing the Fund’s subadvisers, including (a) VIA’s ability to select and monitor the subadvisers; (b) VIA’s ability to provide the services necessary to monitor the subadvisers’ compliance with the Fund’s

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a subadvisers should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Fund; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VIA and its affiliates to the Fund; (e) VIA’s supervision of the Fund’s other service providers; and (f) VIA’s risk management processes. It was noted that an affiliate of VIA serves as administrator to the Fund. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties through Board meetings, discussions and reports during the preceding year, as well as information from the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the services provided by the Subadvisers, the Board considered information provided to the Board by the Subadvisers, including the Subadvisers’ Form ADV, as well as information provided throughout the past year. With respect to the Subadvisory Agreements, the Board noted that the Subadvisers provided portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and the Subadvisers’ management of the Fund is subject to the oversight of the Board and must be carried out in accordance with the investment objectives, policies and restrictions set forth in the Fund’s prospectus and statement of additional information. In considering the renewal of each Subadvisory Agreement, the Board also considered each Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Fund; (b) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (c) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account each Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including the fact that neither was currently involved in any regulatory actions, investigations or material litigation.

After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VIA and each Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the Fund.

Investment Performance

The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Lipper Report”) for the Fund prepared by Lipper Inc. (“Lipper”), an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Lipper Report presented the Fund’s performance relative to a peer group of other mutual funds (the “Performance Universe”) and relevant indexes, as selected by Lipper. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on the Fund’s performance. The Board noted that it also reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as each Subadviser’s investment strategies. The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

performance of the Subadvisers. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Fund.

The Board considered, among other performance data, that the Fund outperformed the median of its Performance Universe for the 3- year period and underperformed for the 1- and 5-year periods ended September 30, 2013, and that the Fund outperformed its benchmark for the 1- and 3-year periods and underperformed its benchmark for the 5-year period. However, the Board focused primarily on performance data for periods since December 10, 2011, as that is the date VIA and the Subadvisers commenced advising the Fund.

After reviewing these and related factors, the Board concluded that the Fund’s overall performance was satisfactory.

Management Fees and Total Expenses

The Board considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons of the Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”). In comparing the Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also noted that the subadvisory fee was paid by VIA out of its management fees rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fee. The Board also took into account the size of the Fund and the impact on expenses.

In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to the Fund’s fees and expenses. In each case, the Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Group.

The Board noted that the Fund’s net management fee was below and net total expenses were above the median of the Expense Group.

Based on the level and type of services provided, the Board determined that the Fund’s fees and expenses were reasonable. The Board concluded that the advisory and subadvisory fees for the Fund were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Profitability

The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability of VIA for its management of the Fund, as well as its profits and those of its affiliates for managing and providing other services to the Fund, such as administrative services provided to the Fund by a VIA affiliate. In addition to the fees paid to VIA and its affiliates, including the Subadvisers, the Board considered other benefits derived by VIA or its affiliates from their relationship with the Fund. The Board reviewed the methodology used to allocate costs to the Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from the Fund was reasonable in light of the quality of the services rendered to the Fund by VIA and its affiliates.

In considering the profitability to the Subadvisers in connection with their relationship to the Fund, the Board noted that the fees under the Subadvisory Agreement are paid by VIA out of the fees that VIA receives under the Advisory Agreement, so that Fund shareholders are not directly

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

impacted by those fees. In considering the reasonableness of the fees payable by VIA to the affiliated Subadvisers, the Board noted that, because each Subadviser is an affiliate of VIA, such profitability might be directly or indirectly shared by VIA, and therefore the board considered the profitability of VIA and the Subadvisers together. For each of the above reasons, the Board concluded that the profitability to each Subadviser and its affiliates from their relationship with the Fund was not a material factor in approval of the Subadvisory Agreement.

Economies of Scale

The Board received and discussed information concerning whether VIA realizes economies of scale as the Fund’s assets grow. The Board noted that due to the closed-end structure of the Fund, assets under management were unlikely to be able to grow through sales of the Fund’s shares. The Board also took into account management’s discussion of the Fund’s management fee and subadvisory fee structure. The Board also took into account the current size of the Fund. The Board concluded that no changes to the advisory fee structure of the Fund were necessary at this time. The Board noted that VIA and the Fund may realize certain economies of scale if the assets of the Fund was to increase, particularly in relationship to certain fixed costs, and that shareholders of the Fund would have an opportunity to benefit from these economies of scale.

For similar reasons as stated above with respect to the Subadvisers’ profitability, and based upon the current size of the Fund managed by the Subadvisers, the Board concluded that the potential for economies of scale in the Subadvisers’ management of the Fund was not a material factor in the approval of the Subadvisory Agreement at this time.

Other Factors

The Board considered other benefits that may be realized by VIA and the Subadvisers and their respective affiliates from their relationships with the Fund. The Board noted that an affiliate of VIA also provides administrative services to the Fund. The Board noted management’s discussion of the fact that, while the Subadvisers are affiliates of VIA, there are no other direct benefits to the Subadvisers or VIA in providing investment advisory services to the Fund, other than the fee to be earned under the Subadvisory Agreement. There may be certain indirect benefits gained, including to the extent that serving the Fund could provide the opportunity to provide advisory services to additional portfolios of the Fund or certain reputational benefits.

Conclusion

Based on all of the foregoing considerations, the Board, comprised wholly of Independent Trustees, determined that approval of each Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements with respect to the Fund.

FUND MANAGEMENT TABLES (UNAUDITED)

Information pertaining to the Trustees and officers of the Trust as of December 31, 2013, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 367-5877.

The address of each individual, unless otherwise noted, is c/o Virtus Total Return Fund, 100 Pearl Street, Hartford, CT 06103.

Disinterested Trustees

Name Year of Birth Year Elected # of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Philip R. McLoughlin YOB: 1946 Elected: 2011 Chairman 64 Portfolios	Partner (since 2006), Cross Pond Partners, LLC (strategy consulting firm); Managing Director (2009 to 2010), SeaCap Asset Management Fund I, L.P. and SeaCap Partners, LLC (investment management); Director (since 1991) and Chairman (since 2010), World Trust Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Trustee and Chairman (since 2011), Virtus Closed-End Funds (2 portfolios); Trustee (since 1989), Virtus Mutual Fund Complex; (49 portfolios); Director (since 1996), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); and Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance).
Thomas F. Mann YOB: 1950 Elected: 2012 2 Portfolios	Managing Director and Group Head Financial Institutions Group (2003 to 2012), Societe Generale Sales of Capital Market Solutions and Products; Founder, MannMaxx Management; Trustee (since 2012), Virtus Closed-End Funds (2 portfolios); and Trustee (since 2002), The Hatteras Funds.
William R. Moyer YOB: 1944 Elected: 2012 2 Portfolios	Partner (2006 to present), CrossPond Partners, LLC (strategy consulting firm); Partner (2008-2010), Seacap Partners, LLC (investment management); Financial and Operations Principal (2006-present), Newcastle Distributors LLC (broker dealer); former Chief Financial Officer, Phoenix Investment Partners; and Trustee (since 2012), Virtus Closed-End Fund (2 portfolios).
James M. Oates YOB: 1946 Elected: 2013 51 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm); Chairman and Trustee (since 2005), John Hancock Fund Complex (collectively, 234 portfolios); Director (since 1996), Stifel Financial; Chairman and Director (since 1999), Connecticut River Bank and Director (since 1998), Connecticut River Bancorp; Chairman (since 2000), Emerson Investment Management, Inc.; Director (since 2002), New Hampshire Trust Company; Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Trustee (since 1987), Virtus Mutual Fund Complex; and Trustee (since 2013), Virtus Closed-End Funds (2 portfolios).

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name Year of Birth Year Elected # of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
George R. Aylward* Trustee and President YOB: 1964 Elected: 2011 62 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); Trustee (since 2012), Virtus Variable Insurance Trust (9 portfolios); Trustee (since 2006), Virtus Mutual Funds (49 portfolios); and Director (since 2013), Trustee and President (since 2011), Virtus Closed-End Funds (2 portfolios); and Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios) Funds; Virtus Global Funds, PLC.

*	Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Francis G. Waltman YOB: 1962	Executive Vice President since 2011.	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2006); Senior Vice President (since 2008), Virtus Mutual Funds; Senior Vice President (since 2010), Virtus Variable Insurance Trust; and Senior Vice President (since 2011), Virtus Global Multi-Sector Income Fund, Virtus Closed-End Funds; and Director (since 2013), Virtus Global Funds, PLC.
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions with Virtus affiliates (since 2003); Vice President (since 2008) and Chief Compliance Officer (since 2011), Virtus Mutual Funds; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012) , The Zweig Closed-End Funds, Virtus Global Multi-Sector Income Fund; Vice President and Chief Compliance Officer, The Zweig Fund Inc. and Zweig Total Return Fund, Inc. (since 2012); and Vice President and Counsel (2003 to 2008), The Phoenix Cos., Inc.
W. Patrick Bradley YOB: 1972	Senior Vice President, Chief Financial Officer and Treasurer since 2011.	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2011-2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Funds; Senior Vice President (since 2013), Vice President (2011-2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Vice President, Senior Vice President (since 2013) Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds (2 portfolios); Senior Vice President (since 2013), Vice President (2011-2013) and Treasurer (Chief Financial Officer (since 2007), The Zweig Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; and Director (since 2013), Virtus Global Funds, PLC. Virtus Global Multi-Sector Income Fund; Vice President (since 2012) and Treasurer (Chief Financial Officer) (since 2007).
William Renahan YOB: 1970	Vice President, Chief Legal Officer, Counsel and Secretary since 2012.	Vice President, Chief Legal Officer, Counsel and Secretary (since 2012), Virtus Global Multi-Sector Income Fund; Vice President, Secretary and Chief Legal Officer (since 2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; and Vice President and Assistant Secretary (since 2012), Duff & Phelps Global Utility Income Fund Inc.; Managing Director, Legg Mason, Inc. and predecessor firms 1999-June 2012.

VIRTUS TOTAL RETURN FUND

101 Munson Street

Greenfield, MA 01301-9668

Board of Trustees

Philip R. McLoughlin, Chairman

George R. Aylward

Thomas F. Mann

William R. Moyer

James M. Oates

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Senior Vice President, Chief Financial Officer and Treasurer

Nancy J. Engberg, Vice President and Chief Compliance Officer

William Renahan, Vice President, Chief Legal Officer, Counsel and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

Transfer Agent

Computershare Trust Company NA

P.O. Box 43078

Providence, RI 02940-3078

How to Contact Us

Shareholder Services 1-866-270-7788

Web site www.Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

For more information about

Virtus Closed-End Funds, please

contact us at 1-866-270-7788

or closedendfunds@virtus. com

or visit Virtus.com.

8523	02-14

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that William Moyer possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Moyer as the Audit Committee’s financial expert. Mr. Moyer is an “independent” Trustees, as defined in paragraph (a)(2) of Item 3.

(a)(3)	Not Applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $26,000 for 2013 and $28,600 for 2012.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,654 for 2013 and $2,763 for 2012. Such audit-related fees include the review of the semi-annual financial statements, out of pocket expenses and cross fund fees.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $5,650 for 2013 and $3,200 for 2012.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2013 and $0 for 2012.

(e)(1)	All services to be performed for the Registrant by PwC must be pre-approved by the audit committee. All services performed during 2013 and 2012 were pre-approved by the committee.

The Virtus Total Return Fund (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Mr. William Moyer, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	0%

(c)	0%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $434,669 for 2013 and $418,361 for 2012.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: William Moyer, Thomas Mann, Phil McLoughlin and James Oates.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are as follows:

VIRTUS FUNDS 1

POLICY REGARDING PROXY VOTING

I.	Definitions. As used in this Policy, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to Virtus Investment Advisers, Inc

B.	“Board of Trustees” refers to the Boards of Trustees of the Virtus Funds (collectively, the “Fund”).

C.

“Corporate Governance Matters” refers to changes involving the corporate ownership or structure of an issuer whose securities are within a Portfolio Holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.

“Delegate” refers to the Adviser or Subadviser to whom responsibility has been delegated to vote proxies for the applicable Portfolio Holding, including any qualified, independent organization engaged by an Adviser or Subadviser to vote proxies on behalf of such delegated entity.

E.	“Fund” shall individually and collectively mean and refer to each of the Virtus funds served by the applicable Board of Trustees.

F.	“Management Matters” refers to stock option plans and other management compensation issues.

G.	“Portfolio Holding” refers to any company or entity whose securities are held within the investment portfolio(s) of one or more of the Funds as of the date a proxy is solicited.

H.

“Proxy Contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

I.	“Social Issues” refers to social and environmental issues.

J.	“Subadviser” refers, individually or collectively, to each registered investment adviser that serves as investment subadviser to one or more of the Fund.

K.	“Subadviser Procedures” shall have such meaning as described in Article IV, Section C hereof.

L.	“Takeover” refers to hostile or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.

General Policy. It is the intention of the Fund to exercise stock ownership rights in Portfolio Holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interest in voting proxies and address any such conflict of interest in accordance with this Policy.

1 Virtus Funds include Virtus Equity Trust, Virtus Insight Trust, Virtus Opportunities Trust, Virtus Global Multi-Sector Income Fund, Virtus Total Return Fund and Virtus Variable Insurance Trust.

Tab 11

III.	Factors to consider when voting.

A.	A Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the Portfolio Holding is indeterminable or insignificant.

B.

In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debit levels.

C.

In analyzing contested elections, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

D.

In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

E.

In analyzing executive compensation proposals and management matters, the Adviser shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F.

In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

G.	A Delegate shall generally vote against shareholder social matters proposals.

IV.	Delegation.

A.

In the absence of a specific direction to the contrary from the Board of Trustees of the Fund, the Adviser or Sub-adviser that is managing a Fund is responsible for voting proxies for all Portfolio Holdings of such Fund in accordance with this Policy, or for delegating such responsibility as described below.

B.

The Adviser and any Subadviser delegated with authority to vote proxies for Portfolio Holdings shall be deemed to assume a duty of care to safeguard the best interests of the Fund and its shareholders. No Delegate shall accept direction or inappropriate influence

Tab 11

from any other client, director or employee of any affiliated company and shall not cast any vote inconsistent with this Policy without obtaining the prior approval of the Fund or its duly authorized representative(s).

C.

With regard to each Fund for which there is a duly appointed Subadviser, the Subadviser shall vote proxies for the Portfolio Holdings in accordance with Articles II, III and V of this Policy, provided, however, that the Subadviser may vote proxies in accordance with its own proxy voting policy/procedures (“Subadviser Procedures”) provided that the Adviser must have reviewed the Subadviser Procedures and determined them to be reasonably designed to further the best economic interests of the affected Fund shareholders. The Subadviser will promptly notify the Adviser of any material changes to the Subadviser Procedures. The Adviser will periodically review the votes by the Subadviser for consistency with this Policy.

V.	Conflicts of Interest.

A.

The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for Portfolio Holdings between the interests of Fund shareholders, on one hand, and those of the Adviser, Subadviser, Delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. The Board of Trustees may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.

While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Trustees or its delegate(s) may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to Portfolio Holdings: (i) rely on the recommendations of an established, independent third party with qualifications to vote proxies such as Institutional Shareholder Services; (ii) vote pursuant to the recommendation of the proposing Delegate; (iii) abstaining; or (iv) where two or more Delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing Delegate.

C.

Each Adviser or Subadviser that is managing a Fund shall promptly notify the Chief Compliance Officer of the Fund (or, in the case of a Subadviser, the Chief Compliance Officer of the Adviser) in the event that any actual or potential conflict of interest is identified, and provide the Adviser’s or Subadviser’s recommendations for protecting the best interests of Fund’s shareholders. No Adviser (or Subadviser) shall waive any conflict of interest or vote any conflicted proxies without the prior approval of the Board of Trustees or the President of the Fund pursuant to section D of this Article.

D.

In the event that a determination, authorization or waiver under this Policy is requested at a time other than a regularly scheduled meeting of the Board of Trustees, the President of the Fund shall be empowered with the power and responsibility to interpret and apply this Policy and provide a report of his or her determinations at the next following meeting of the Board of Trustees.

VI.	Miscellaneous.

A.

A copy of the current Policy with Respect to Proxy Voting and the voting records for each Fund reconciling proxies with Portfolio Holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website.

Tab 11

B.

The Adviser shall present a report of any material deviations from this Policy at every regularly scheduled meeting of the Board of Trustees and shall provide such other reports as the Board of Trustees may request from time to time. Each Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to this Policy at such times and in such format or medium as the Fund or such shareholders shall reasonably request. Each Adviser and each affected Subadviser shall be solely responsible for complying with the disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rules 204-2 and 206(4)-6 under the Investment Advisers Act of 1940 (the “1940 Act”), as amended. Each Adviser shall gather, collate and present information relating to the its proxy voting activities of those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act.

C.

Each Adviser and/or each affected Subadviser shall pay all costs associated with proxy voting for Portfolio Holdings pursuant to this Statement of Policy and assisting the Fund in providing public notice of the manner in which such proxies were voted.

D.

Each Adviser or Subadviser may delegate its responsibilities hereunder to a proxy committee established from time to time by the Adviser or Subadviser, as the case may be. In performing its duties hereunder, the Adviser or Subadviser, or any duly authorized committee, may engage the services of a research and/or voting adviser or agent, the cost of which shall be borne by such entity.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1)

The Fund’s sub-advisers are Duff & Phelps Investment Management Co (“Duff & Phelps”) and Newfleet Asset Management, LLC. The names, titles and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”) and each Portfolio Manager’s business experience during the past 5 years as of the date of filing of this report:

Duff & Phelps Investment Management Co. Portfolio Management Team

Randle L. Smith

Mr. Smith has been a Senior Vice President of Duff & Phelps since January 1998. Currently he is a Co-Portfolio Manager for the Virtus Global Infrastructure Fund and senior global electric analyst for the DNP Select Income Fund Inc. He was a Managing Director of Duff & Phelps from 1996-1998. From 1990-1995, Mr. Smith was employed by Duff & Phelps Investment Research Co., where he served as a Managing Director (1995), a Vice President (1992-1994), an Assistant Vice President (1991) and an Analyst (1990). Mr. Smith concentrates his research on the global electrical and natural gas industries.

Connie M. Luecke

Ms. Luecke has been a Senior Vice President of Duff & Phelps since January 1998. Currently, she is a Co-Portfolio Manager for the Virtus Global Infrastructure Fund and the senior telecommunications analyst for the DNP Select Income Fund Inc. She was a Managing Director of Duff & Phelps from 1996-1998. From 1992-1995, Ms. Luecke was employed by Duff & Phelps Investment Research Co., where she served as a Managing Director (1995), a Vice President (1994), an Assistant Vice President (1993) and an Analyst (1992). Ms. Luecke concentrates her research on the global telecommunications and transportation infrastructure industries.

Newfleet Asset Management, LLC

David L. Albrycht

David L. Albrycht, CFA. Mr. Albrycht is Chief Investment Officer – Multi-Sector Fixed Income

Strategies at VIA (since June 2011). Mr. Albrycht has been Portfolio Manager of the fund since 2011. He is also the lead portfolio manager of five mutual funds (Virtus Multi-Sector Fixed Income Fund, Virtus Multi-Sector Short Term Bond Fund, Virtus High Yield Fund, Virtus Senior Floating Rate Fund, the fixed income portion of Virtus Tactical Allocation Fund,), the Virtus Multi-Sector Fixed Income Series and the fixed income portion of Virtus Strategic Allocation Series. Until June 2011, he was Executive Managing Director (2008 to 2011) and Vice President (2005 to 2008), Fixed Income, of Goodwin Capital Advisers, Inc. (“Goodwin”). Previously, he was associated with VIA, at which time it was an affiliate of Goodwin. He has managed fixed income portfolios for Goodwin affiliates since 1991.

(a)(2)   Other Accounts Managed by Portfolio Manager(s) or Management Team Member

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser may have in place that could benefit the Fund and/or such other accounts. The Board of Trustees has adopted policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. Each Adviser is required to certify its compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of any Fund and the investment strategy of other accounts managed by portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

The following table provides information as of December 31, 2013, regarding any other accounts managed by the portfolio managers and portfolio management team members for the Fund. As noted in the table, the portfolio managers managing the Funds may also manage or be members of management teams for other mutual funds within the Virtus Mutual Fund complex or other similar accounts.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (in millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance

Connie Luecke	Registered Investment Companies:	2	3.6 billion	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0

Randle Smith	Registered Investment Companies:	2	3.6 billion	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0

David L. Albrycht	Registered Investment Companies:	12	10,922	0	0
	Other Pooled Investment Vehicles:	2	120	0	0
	Other Accounts:	0	0	0	0

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Virtus and certain of its affiliated investment management firms, including Duff & Phelps, Euclid, Kayne, Newfleet and Newfound (collectively, “Virtus”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“Virtus RSUs”) with multi-year vesting, subject to Virtus board of directors’ approval.

Following is a more detailed description of Virtus’ compensation structure.

Base Salary. Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. Performance of the Funds managed is generally measured over one-, three- and five year periods and an individual manager’s participation is based on the performance of each Fund/account managed.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a Fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. Virtus believes it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

Other benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

In summary, the Investment Manager believes that overall compensation is both fair and competitive while rewarding employees for not taking unnecessary risks to chase personal performance.

(a)(4)	Disclosure of Securities Ownership

For the most recently completed fiscal year ended December 31, 2013, beneficial ownership of shares of the Fund by Ms. Luecke and Messrs. Smith and Albrycht are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

Connie Luecke	$50,001-$100,001
Randle Smith	$0
David L. Albrycht	$0

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a) (3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act Hof 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Total Return Fund

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	03/07/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	03/07/14

By (Signature and Title)*	/s/ W. Patrick Bradley

W. Patrick Bradley, Senior Vice President, Chief Financial Officer, and Treasurer
(principal financial officer)

Date	03/07/14

* Print the name and title of each signing officer under his or her signature.